UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                       OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND
       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                                                    CLAYMORE (R)

                                 CLAYMORE GROUP
                           2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------


                                December 4, 2009


Dear Shareholder:

          I am writing to inform you that Claymore Group Inc. ("Claymore Group") has merged with an indirect subsidiary of Guggenheim Partners, LLC (the "Transaction"). As a result of the Transaction, Claymore Group, and its associated entities, including Claymore Advisors, LLC (the "Adviser"), are now indirect subsidiaries of Guggenheim Partners, LLC. The Adviser is the investment adviser to each exchange-traded fund series (each, an "ETF" and, together, the "ETFs") of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each, a "Trust" and, together, the "Trusts"). The Adviser is also the investment adviser to certain closed-end funds (each, a "Closed-End Fund" and, together, the "Closed-End Funds"). With respect to each Closed-End Fund and certain ETFs (such ETFs, together with the Closed-End Funds, the "Sub-Advised Funds"), one or more independent investment sub-advisers or investment managers (each, a "Sub-Adviser") was retained in connection with the management of each Sub-Advised Fund's investment portfolio. Upon the closing of the Transaction, each investment advisory agreement between the Adviser and (a) each Trust, on behalf of each respective ETF, and (b) each Closed-End Fund, automatically terminated pursuant to its terms. In addition, consummation of the Transaction and the termination of the advisory agreements resulted in the termination of each sub-advisory agreement of the Sub-Advised Funds pursuant to its terms.

          The Adviser and the Sub-Advisers continue to provide services to the ETFs and Closed-End Funds (each, a "Fund" and, together, the "Funds") on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for Claymore and the Sub-Advisers to continue to provide services to the Funds beyond the interim period, Shareholders of each Fund are being asked to approve a new investment advisory agreement between Claymore and their Fund and Shareholders of each Sub-Advised Fund are being asked to approve one or more new investment sub-advisory agreements or investment management agreements for their Fund. Important facts about the Transaction are:

o The Transaction has no effect on the number of Fund Shares you own or the value of those Shares.

o Subject to Shareholder approval, the Adviser will continue to provide investment advisory services to the Funds, and the Sub-Advisers will continue to provide investment sub-advisory or investment management services to the Sub-Advised Funds.


o Your Fund's contractual advisory fee rate and, if applicable, sub-advisory fee rate(s), will not increase.


o There are no material differences between the terms of each Fund's proposed new investment advisory agreement and the terms of such Fund's prior investment advisory agreement or between the terms of each Sub-Advised Fund's proposed new investment sub-advisory agreement(s) and terms of such Fund's prior investment sub-advisory agreement(s).




          The enclosed Notice of Joint Special Meeting of Shareholders and Proxy Statement set forth information relating to the proposals to be addressed at the joint special meeting of Shareholders of the Funds. The Board of Trustees of each Fund believes that the proposals set forth in the Notice of Joint Special Meeting of Shareholders are important and recommends that you read the enclosed materials carefully. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR FUND HAS APPROVED EACH APPLICABLE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL APPLICABLE TO YOUR FUND.


          Your vote is important. I encourage all Shareholders to participate in the governance of their Funds. Please take a moment now to vote-either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.


          The Adviser has retained The Altman Group, a professional proxy solicitation firm, on behalf of the Funds, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to contact our proxy information line at (866) 796-1290.


                                        Respectfully,
                                        /s/ David C. Hooten
                                        David C. Hooten
                                        Chairman
                                        Claymore Group Inc.

                                                                    CLAYMORE (R)

                                 CLAYMORE FUNDS
                           2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2010

--------------------------------------------------------------------------------

Notice is hereby given to Shareholders of:


Fiduciary/Claymore MLP Opportunity Fund ("FMO")
Madison/Claymore Covered Call & Equity Strategy Fund ("MCN")
Old Mutual/Claymore Long-Short Fund ("OLA")
TS&W/Claymore Tax-Advantaged Balanced Fund ("TYW")
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund ("WIW")
  Each series of Claymore Exchange-Traded Fund Trust
      Claymore/Beacon Spin-Off ETF ("CSD")
      Claymore/Zacks Multi-Asset Income Index ETF ("CVY")
      Claymore/Zacks Mid-Cap Core ETF ("CZA")
      Claymore/Sabrient Defensive Equity Index ETF ("DEF")
      Claymore/BNY Mellon BRIC ETF ("EEB")
      Claymore/Zacks Dividend Rotation ETF ("IRO")
      Claymore/S&P Global Dividend Opportunities Index ETF ("LVL") Claymore/Sabrient Insider ETF ("NFO")
      Claymore/Ocean Tomo Patent ETF ("OTP")
      Claymore/Ocean Tomo Growth Index ETF ("OTR")
      Claymore/Raymond James SB-1 Equity ETF ("RYJ")
      Claymore/Sabrient Stealth ETF ("STH")
      Claymore U.S. Capital Markets Bond ETF ("UBD")
      Claymore U.S. Capital Markets Micro-Term Fixed Income ETF ("ULQ") Claymore/BNY Mellon International Small Cap LDRs ETF ("XGC") Claymore/Zacks Sector Rotation ETF ("XRO")
  Each series of Claymore Exchange-Traded Fund Trust 2
      Claymore S&P Global Water Index ETF ("CGW")
      Claymore/Zacks Country Rotation ETF ("CRO")
      Claymore/Beacon Global Timber Index ETF ("CUT")
      Claymore/BNY Mellon EW Euro-Pacific LDRs ETF ("EEN")
      Claymore/SWM Canadian Energy Income Index ETF ("ENY")

      Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF
        ("EXB")
      Claymore/NYSE Arca Airline ETF ("FAA")
      Claymore/BNY Mellon Frontier Markets ETF ("FRN")
      Claymore/AlphaShares China Small Cap Index ETF ("HAO")
      Claymore/Zacks International Multi-Asset Income Index ETF ("HGI") Claymore/Robb Report Global Luxury Index ETF ("ROB")
      Claymore/Delta Global Shipping Index ETF ("SEA")
      Claymore/MAC Global Solar Energy Index ETF ("TAN")
      Claymore/AlphaShares China Real Estate ETF ("TAO")
      (each a "Fund" and, collectively, the "Funds")


that a joint special meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on January 12, 2010, at 11:30 a.m., Central time. The Meeting is being held for the following purposes:


1. For Shareholders of each Fund, to approve a new investment advisory agreement between your Fund and Claymore Advisors, LLC (the "Adviser").

2. For Shareholders of certain Funds, to approve one or more new investment sub-advisory agreements or investment management agreements for your Fund, in the following manner:

          (a) For FMO, to approve a new investment sub-advisory agreement among the Fund, the Adviser and Fiduciary Asset Management, LLC.

          (b) For MCN, to approve a new investment management agreement among the Fund, the Adviser and Madison Asset Management, LLC.

          (c) For OLA, to approve a new investment sub-advisory agreement among the Fund, the Adviser and Analytic Investors LLC.

          (d) For TYW, to approve (i) a new investment sub-advisory agreement among the Fund, the Adviser and Thompson, Siegel & Walmsley LLC; and (ii) a new investment sub-advisory agreement among the Fund, the Adviser and SMC Fixed Income Management, LP.

          (e) For WIW, to approve (i) a new investment management agreement between the Adviser and Western Asset Management Company ("Western"), (ii) a new investment management agreement among the Adviser, Western and Western Asset Management Company Pte. Ltd. (Singapore), (iii) a new investment management agreement among the Adviser, Western and Western Asset Management Company Limited (London), and
                    (iv) a new investment management agreement among the Adviser, Western and Western Asset Management Company Ltd. (Japan).

          (f) For each of UBD and ULQ, to approve a new investment sub-advisory agreement between the Adviser and Mellon Capital Management Corporation.

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


          THE BOARD OF TRUSTEES OF EACH FUND (EACH A "BOARD" AND, COLLECTIVELY, THE "BOARDS"), INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF YOUR FUND'S NEW INVESTMENT ADVISORY AGREEMENT AND FOR YOUR FUND'S NEW INVESTMENT SUB-ADVISORY AGREEMENT(S) OR INVESTMENT MANAGEMENT AGREEMENT(S), IF APPLICABLE.


          The Board of each Fund has fixed the close of business on November 13, 2009 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.


                                        /s/ Steven Hill

                                        Steven M. Hill

                                        on behalf of the Board of Trustees
                                        of each Fund
                                        Lisle, Illinois

December 4, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

THIS PAGE INTENTIONALLY LEFT BLANK

                                 CLAYMORE FUNDS
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------


                 FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2010

          This joint proxy statement (the "Proxy Statement") is furnished to Shareholders of each of the funds listed below

          CLOSED-END FUNDS
          Fiduciary/Claymore MLP Opportunity Fund ("FMO")
          Madison/Claymore Covered Call & Equity Strategy Fund ("MCN")
          Old Mutual/Claymore Long-Short Fund ("OLA")
          TS&W/Claymore Tax-Advantaged Balanced Fund ("TYW")
          Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
            ("WIW") (each closed-end fund listed above is sometimes referred to herein as a "Closed-End Fund," and collectively as the "Closed-End Funds")


          EXCHANGE-TRADED FUNDS
          Claymore Exchange-Traded Fund Trust
            Claymore/Beacon Spin-Off ETF ("CSD")
            Claymore/Zacks Multi-Asset Income Index ETF ("CVY")
            Claymore/Zacks Mid-Cap Core ETF ("CZA")
            Claymore/Sabrient Defensive Equity Index ETF ("DEF")
            Claymore/BNY Mellon BRIC ETF ("EEB")
            Claymore/Zacks Dividend  Rotation ETF ("IRO")
            Claymore/S&P Global Dividend Opportunities Index ETF ("LVL") Claymore/Sabrient Insider ETF ("NFO")
            Claymore/Ocean Tomo Patent ETF ("OTP")
            Claymore/Ocean Tomo Growth Index ETF ("OTR")
            Claymore/Raymond James SB-1 Equity ETF ("RYJ")
            Claymore/Sabrient Stealth ETF ("STH")
            Claymore U.S. Capital Markets Bond ETF ("UBD")
            Claymore U.S. Capital Markets Micro-Term Fixed Income ETF ("ULQ") Claymore/BNY Mellon International Small Cap LDRs ETF ("XGC") Claymore/Zacks Sector Rotation ETF ("XRO")

         Claymore Exchange-Traded Fund Trust 2
            Claymore S&P Global Water Index ETF ("CGW")
            Claymore/Zacks Country Rotation ETF ("CRO")
            Claymore/Beacon Global Timber Index ETF ("CUT")
            Claymore/BNY Mellon EW Euro-Pacific LDRs ETF ("EEN")
            Claymore/SWM Canadian Energy Income Index ETF ("ENY") Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF
              ("EXB")
            Claymore/NYSE Arca Airline ETF ("FAA")
            Claymore/BNY Mellon Frontier Markets ETF ("FRN") Claymore/AlphaShares China Small Cap Index ETF ("HAO") Claymore/Zacks International Multi-Asset Income Index ETF ("HGI") Claymore/Robb Report Global Luxury Index ETF ("ROB")
            Claymore/Delta Global Shipping Index ETF ("SEA")
            Claymore/MAC Global Solar Energy Index ETF ("TAN") Claymore/AlphaShares China Real Estate ETF ("TAO")
              (each series of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a "Trust," and, together, the "Trusts") listed above is sometimes referred to herein as an "ETF," and collectively as the "ETFs")


          The Closed-End Funds together with the ETFs are sometimes referred to herein collectively as the "Funds" and each one as a "Fund." Each Share, common Share or preferred Share, as applicable (collectively, the "Shares"), of each Fund is entitled to vote on each Proposal pertaining to that Fund. Holders of Shares of the Funds are referred to herein as "Shareholders." The Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each Fund (each a "Board" and, collectively, the "Boards") of proxies to be voted at the joint special meeting of Shareholders of the Funds to be held on January 12, 2010, and any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the offices of Claymore Advisors, LLC., 2455 Corporate West Drive, Lisle, Illinois 60532, on January 12, 2010 at 11:30 a.m., Central time.

          This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Shareholders ("Notice of Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact our proxy information line at (866) 796-1290.

          EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 345-7999.

          The Notice of Meeting, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about December 4, 2009.

                       INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS

          While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement (the "Proposals"), in a Question and Answer format, to help you understand and vote on the Proposals. Your vote is important.
Please vote--either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

o         WHY ARE YOU SENDING ME THIS INFORMATION?

          You are receiving these materials because on November 13, 2009 (the "Record Date") you owned Shares of one or more of the Funds and, as a result, have a right to vote on the Proposal(s) applicable to your Fund and are entitled to be present and to vote at the Meeting or any adjournments or postponements thereof. Each Share of each Fund is entitled to one vote on each Proposal pertaining to that Fund.


o         WHY IS A SPECIAL MEETING OF SHAREHOLDERS BEING HELD?

          Claymore Group Inc. ("Claymore Group") is the parent of Claymore Advisors, LLC ("Claymore" or the "Adviser"). The Adviser is the investment adviser to each of the ETFs and each of the Closed-End Funds. With respect to the Closed-End Funds and the following two
          ETFs: UBD and ULQ (such ETFs, the "Sub-Advised ETFs" and, together with the Closed-End Funds, the "Sub-Advised Funds"), one or more independent investment sub-advisers or investment managers (each, a "Sub-Adviser") was retained in connection with the management of each such Fund's investment portfolio, pursuant to an investment sub-advisory agreement or investment management agreement (each, a "Prior Sub-Advisory Agreement").


          Claymore Group entered into an agreement and plan of merger pursuant to which Claymore Group would merge with an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), with Claymore Group being the surviving company and becoming an indirect subsidiary of Guggenheim (the "Transaction"). The Transaction was completed on October 14, 2009 (the "Closing Date"), at which time Claymore Group and its associated entities, including the Adviser, became indirect subsidiaries of Guggenheim. The Transaction constituted an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each investment advisory agreement between the Adviser and the respective Trusts, on behalf of each ETF, and each respective Closed-End Fund (each, a "Prior Advisory Agreement"), which resulted in the automatic termination of each Prior Advisory Agreement pursuant to its terms. The Transaction and the termination of the Prior Advisory Agreements also resulted in the termination of each Prior Sub-Advisory Agreement pursuant to its terms.

          As permitted pursuant to Rule 15a-4 under the 1940 Act, each Board (including, with respect to each agreement, a majority of the trustees who are not parties to such agreement or interested persons of any such party (with respect to each respective agreement, the "Independent Trustees")) has approved an interim investment advisory agreement between the Adviser and (a) each respective Trust, on behalf of each ETF, and (b) each respective Closed-End Fund (each, an "Interim Advisory Agreement"), and each Board (including a majority of the Independent Trustees) of each Sub-Advised Fund has approved an interim investment sub-advisory agreement or investment management agreement for each Sub-Adviser to the respective Sub-Advised Fund (each an "Interim Sub-Advisory Agreement"). Each Interim Advisory Agreement and Interim Sub-Advisory Agreement became effective on the Closing Date. Pursuant to such agreements, the Adviser and the Sub-Adviser(s), if applicable, may continue to serve a Fund in such capacities on an interim basis for up to 150 days following the Closing Date, pending receipt of Shareholder approval of new agreement(s) for such Fund.

          Therefore, in order for the Adviser to continue serving as a Fund's investment adviser and each Sub-Adviser to continue serving as investment sub-adviser or investment manager of the applicable Sub-Advised Fund(s) following the expiration of the 150 day interim period, Shareholders must approve:

          (i) with respect to such Fund, a new investment advisory agreement between the Adviser and the respective Trust, on behalf of each ETF, or the respective Closed-End Fund (each, a "New Advisory Agreement");

          (ii) with respect to such Sub-Advised Fund, a new investment sub-advisory agreement or investment management agreement for each Sub-Adviser to the respective Sub-Advised Fund (each, a "New Sub-Advisory Agreement").



o         HOW DOES THE TRANSACTION AFFECT YOUR FUND?


          Your investment in your Fund does not change as a result of the Transaction. You still own the same Shares in the Fund, and the net asset value of your investment does not change as a result of the Transaction. Further, the Transaction does not result in any change in your Fund's investment objectives or principal investment strategies.


o HOW DOES YOUR FUND'S NEW ADVISORY AGREEMENT COMPARE WITH ITS PRIOR ADVISORY AGREEMENT?


          Your Fund's New Advisory Agreement, if approved by Shareholders of your Fund, will still be with the Adviser and there will be no material differences between the terms of your Fund's New Advisory Agreement and the terms of your Fund's Prior Advisory Agreement.


o HOW DOES YOUR FUND'S NEW SUB-ADVISORY AGREEMENT(S) COMPARE WITH ITS PRIOR SUB-ADVISORY AGREEMENT(S)?


          If you are a Shareholder of a Sub-Advised Fund, your Fund's New Sub-Advisory Agreement(s), if approved by Shareholders of your Fund, will still be with the same Sub-Adviser(s) and there will be no material differences between the terms of your Fund's New Sub-Advisory Agreement(s) and the terms of the corresponding Prior Sub-Advisory Agreement.

o         WILL YOUR FUND'S FEES FOR INVESTMENT ADVISORY SERVICES INCREASE?

          No. The advisory fee rate currently payable by your Fund to the Adviser and the sub-advisory fee rates payable to your Fund's Sub-Adviser(s), if applicable, will not change.


o         WILL THE TRANSACTION RESULT IN ANY CHANGE IN THE SUB-ADVISER(S) TO
          YOUR FUND?


          No. If you are a Shareholder of a Sub-Advised Fund, the Transaction does not affect the management or control of the Sub-Adviser(s) to your Fund.

o         WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important to ensure that the Proposal(s) can be acted upon with respect to your Fund. Additionally, your immediate response will help save on the costs of any future solicitations of Shareholder votes for the Meeting. We encourage all Shareholders to participate in the governance of their Funds.

o         WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board of your Fund for use at the Meeting to be held on January 12, 2010, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.


o         HOW DOES YOUR FUND'S BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE
          PROPOSAL(S)?


          Your Fund's Board, including the Independent Trustees of your Fund, recommends that you vote "FOR" approval of the New Advisory Agreement for your Fund and, with respect to the Sub-Advised Funds, "FOR" approval of each New Sub-Advisory Agreement for your Fund.

o         HOW DO YOU CAST YOUR VOTE?

          Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.


          If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact our proxy information line at (866) 796-1290 to obtain directions to the site of the Meeting.

          All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL(S) APPLICABLE TO YOUR FUND. If any other business is brought before the Meeting, your Shares will be voted at the proxies' discretion.


          Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the appropriate Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.


          Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on a Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.


          Preferred shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the Proposal in the same proportion as the votes cast by all preferred Shareholders of such Fund who have voted on that item.

          Rule 452 permits proportionate voting of preferred shares with respect to a particular Proposal if, among other things, (i) common shareholders approve the proposal, (ii) a minimum of 30% of the preferred shares outstanding has been voted by the holders of such preferred shares with respect to such Proposal and (iii) less than 10% of the preferred shares outstanding has been voted by the holders of such preferred shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as Shares voted and for the purpose of meeting the 10% test, abstentions will not be treated as Shares voted against the item.

          Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.

          Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting. With respect to TYW, holders of common Shares and holders of preferred Shares will vote together as a single class.

o         WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

          To be approved with respect to a particular Fund, the New Advisory Agreement and a New Sub-Advisory Agreement, if applicable, must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of
          (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to TYW, holders of common Shares and preferred Shares will vote together as a single class.


o         WHY IS A JOINT MEETING BEING HELD?

          The Proposals are similar for each Fund and management of the Funds has concluded that it is cost-effective to hold a joint special meeting and to have a joint proxy statement. Shareholders of each Fund will vote separately on the Proposals with respect to their Fund. An unfavorable vote on a Proposal by the Shareholders of one Fund will not affect the implementation of such Proposal by another Fund if such Proposal is approved by Shareholders of that Fund.

                PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS

BACKGROUND AND THE TRANSACTION


          The Adviser serves as the investment adviser for each Fund and is responsible for each Fund's management. The Adviser is a wholly-owned subsidiary of Claymore Group, a privately-held financial services company offering unique investment solutions for financial advisors and their valued clients. Based in Lisle, Illinois, Claymore Group entities have provided supervision, management or servicing on approximately $13.3 billion in assets, as of September 30, 2009.


          On July 17, 2009, Claymore Group entered into an agreement and plan of merger which governs the Transaction (the "Merger Agreement"), subsequently amended on August 18, 2009, with two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. ("Acquisition Corporation") and an intermediate holding company ("Holdings," Holdings and Acquisition Corporation being collectively referred to as the "Acquisition Subsidiaries"). On August 18, 2009, Guggenheim also agreed to arrange for substantial additional equity and debt financing to Claymore Group, in an aggregate of up to approximately $37 million, which was intended to be available prior to and regardless of whether the Transaction was consummated. The equity financing, which closed in September 2009, consisted of approximately $11.7 million for newly-issued common stock of Claymore Group representing, on a fully diluted basis, 24.9% of the outstanding common stock of Claymore Group. The debt financing consisted of up to $25 million of subordinated loans, which was in addition to the up to $20 million of subordinated loans to Claymore Group previously arranged by affiliates of Guggenheim as interim financing for working capital and for inventory purchases in connection with Claymore Group's investment supervisory business (all such subordinated loans being collectively referred to as the "Debt Financing"). The Debt Financing could be drawn upon by Claymore Group pursuant to its terms and is due three years from the issuance date, provided, however, that any such Debt Financing drawn upon by Claymore Group shall become immediately due upon certain breaches of covenants and upon any change of control of Claymore Group.

          On the Closing Date, October 14, 2009, the Transaction was consummated and Claymore Group and its associated entities, including the Adviser, became indirect subsidiaries of Guggenheim. Acquisition Corporation merged with and into Claymore Group, with Claymore Group being the surviving corporation. All Shares of Claymore Group common stock issued and outstanding immediately prior to the Transaction (except those held by the Acquisition Subsidiaries or dissenting stockholders or held in treasury) were cancelled and converted into the right to receive an aggregate cash payment of approximately $39 million. All Shares of Claymore Group common stock held prior to the Transaction by the Acquisition Subsidiaries or held in treasury immediately prior to the Transaction were cancelled without payment. All Shares of Acquisition Corporation were converted into common stock of Claymore Group.

GUGGENHEIM


          Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC.


PRIOR ADVISORY AGREEMENTS

          The Adviser served as the investment adviser for each Fund pursuant to each Fund's respective Prior Advisory Agreement. The date of each Fund's Prior Advisory Agreement, the date such agreement was last approved by Shareholders of such Fund, the date the continuation of such agreement was last approved by the Board of such Fund and the advisory fee rate payable thereunder is set forth in Appendix C hereto.

          Each Prior Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the 1940 Act. The closing of the Transaction resulted in a change in control of Claymore Group and, ultimately, its subsidiary the Adviser, which was deemed an "assignment" of each Prior Advisory Agreement resulting in its termination. The Transaction is not, however, expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds or in any changes in the investment approach of the Funds.

INTERIM ADVISORY AGREEMENTS

          Rule 15a-4 under the 1940 Act permits each Board (including a majority of the Independent Trustees) to approve and enter into an Interim Advisory Agreement pursuant to which the Adviser may serve as investment adviser to the Fund for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the Fund's New Advisory Agreement.

          Based upon the considerations described below under "--Board Considerations," each Board, including the Independent Trustees, approved the

Interim Advisory Agreement for the respective Fund on the date set forth in Appendix C. In approving the Interim Advisory Agreement, each Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to each respective Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement. The compensation to be received by the Adviser under each Fund's Interim Advisory Agreement is not greater than the compensation the Adviser would have received under such Fund's Prior Advisory Agreement.

          Each Fund's Interim Advisory Agreement became effective upon the Closing Date. There are no material differences between the terms of each Fund's Interim Advisory Agreement and the terms of such Fund's Prior Advisory Agreement and New Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of each Interim Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

          (i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the Closing Date or the effectiveness of the New Advisory Agreement;

          (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Adviser;

          (iii) the compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

          (iv) if a majority of the Fund's outstanding voting securities approve the Fund's New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Adviser; and

          (v) if a majority of the Fund's outstanding voting securities do not approve the Fund's New Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).


NEW ADVISORY AGREEMENTS

          It is proposed that the Adviser and (a) each respective Trust, on behalf of each ETF, and (b) each respective Closed-End Fund enter into a New Advisory Agreement, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, each New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, of the respective Fund and (ii) the Shareholders of the respective Fund. It was a condition of the Merger Agreement that the Boards, including a majority of the Independent Trustees, approve the New Advisory Agreements, on terms no less favorable to the Adviser, taken as a whole, than the Prior Advisory Agreements. In the event that the Shareholders of any Fund do not approve the respective New Advisory Agreement, the Adviser may continue to act as the investment adviser for such Fund pursuant to the Interim Advisory Agreement for a period of up to 150 days following the Closing Date. In such event, the respective Board will determine a course of action believed by such Board to be in the best interests of such Fund and its Shareholders.

          Based upon the considerations described below under "--Board Considerations," each Board, including the Independent Trustees, approved the New Advisory Agreement on the date set forth in Appendix C.

          There are no material differences between the terms of each Fund's New Advisory Agreement and the terms of such Fund's Prior Advisory Agreement. Forms of the New Advisory Agreements are attached in Appendix I hereto and the description of the New Advisory Agreements is qualified in its entirety by reference to Appendix I hereto.

          Duties and Obligations. Each Fund's New Advisory Agreement provides that subject to the direction and control of the Fund's Board, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Each Fund's New Advisory Agreement provides that in performing its duties, the Adviser may delegate some or all of its duties and obligations under the New Advisory Agreement to one or more investment sub-advisers or investment managers. In addition, each Fund's New Advisory Agreement provides that the Adviser shall furnish office facilities and equipment and clerical, bookkeeping, shareholder servicing and administrative services (other than such services, if any, provided by the Fund's other service providers), as described in the New Advisory Agreement, to the extent requested by the Fund. Each Trust's New Advisory Agreement also provides that the Adviser shall initially determine and make such modifications to the identity and number of Shares of the securities to be accepted pursuant to each ETF's benchmark index in exchange for "Creation Units" for each ETF and the securities that will be applicable that day to redemption requests received for each ETF as may be necessary as a result of rebalancing adjustments and corporate action events and may given directions to the Trust's custodian with respect to such designations. The duties and obligations of the Adviser under each Fund's New Advisory Agreement are identical to the duties and obligations of the Adviser under such Fund's Prior Advisory Agreement.

          Compensation. Each Fund's New Advisory Agreement does not result in any change in the advisory fee rate paid by such Fund. Pursuant to each Fund's

New Advisory Agreement, each Fund pays to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee at an annual rate equal to a specified percentage of the Fund's assets, as set forth in the respective agreement. The Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Advisory Agreement and bears the costs of any salaries or trustees fees of certain officers or trustees of the Fund affiliated with the Adviser. Certain ETFs (specifically EEN, RYJ and XGC) pay to the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate equal to a specified percentage of the ETF's assets. For such ETFs, out of the unitary management fee, the Adviser pays substantially all expenses of the ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement. The advisory fee rate and the asset base on which such fee is payable is the same between each Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement. Each Fund's advisory fee rate under such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement is set forth in Appendix C hereto. The amount of advisory fees paid by each Fund to the Adviser during the Fund's last fiscal year is set forth in Appendix E hereto.

          Term and Termination. Assuming approval by Shareholders, each Fund's New Advisory Agreement shall continue for an initial term of one year, provided, however, that each Board intends to consider the continuation of the New Advisory Agreement during such one year term. Thereafter, each Fund's New Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not "interested persons" of any party to the Fund's New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's New Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days' written notice, or (ii) by the Adviser on 60 days' written notice. Each Fund's New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The length of the initial term of each Prior Advisory Agreement was generally two years. Except with respect to the length of the initial term, these provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.

          Limitation of Liability. Each Fund's New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the New Advisory Agreement or, with respect to certain funds, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.


          Use of the Name "Claymore." Each Fund's New Advisory Agreement provides that the Adviser has consented to the use by the Fund of the name or identifying word "Claymore" in the name of the Fund and that the Adviser may require the Fund to cease using "Claymore" in the name of the Fund if the Fund ceases to employ, for any reason, the Adviser, or, with respect to certain Funds, any successor thereto or any affiliate thereof as investment adviser of the Fund. These provisions of each Fund's New Advisory Agreement are identical to provisions of such Fund's Prior Advisory Agreement.

SECTION 15(F) OF THE 1940 ACT


          Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. If either condition of Section 15(f) is not met, the safe harbor is not available.

          The Adviser is relying upon the safe harbor of Section 15(f). Consistent with the first condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on the Funds as a result of the Transaction. With respect to the second condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to comply with and cause each Fund to conduct its business to ensure that for a period of three years after the closing of the Transaction at least 75% of the trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Adviser or Guggenheim. The Funds currently meet this condition.

Therefore, the Adviser and the Acquisition Subsidiaries represented to each Board that that no unfair burden would be imposed on the respective Fund as a result of the Transaction.

BOARD CONSIDERATIONS

          Prior Advisory Agreements. The date of each Fund's Prior Advisory Agreement and the date on which it was last approved by such Fund's Board, including the Independent Trustees, is provided in Appendix C. As part of its review process, a Committee of each Board, consisting solely of the Independent Trustees (each sometimes referred to in this Section as the "Committee" and together as the "Committees"), was represented by independent legal counsel. Each Board reviewed materials received from the Adviser and independent legal counsel. Each Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each Fund it oversees.

          In preparation for its review of the applicable Prior Advisory Agreements, each Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of each Committee, sent a formal request for information. The Adviser provided extensive information in response to each request. Among other information, the Adviser provided general information to assist the Committees in assessing the nature and quality of services provided by the Adviser and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about the profitability of Prior Advisory Agreement to the Adviser and the compliance program of the Adviser.


          Based upon its review, each Committee and each Board concluded that it was in the best interest of the respective Fund to renew such Fund's Prior Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board's analysis, but rather each Board considered a variety of factors, including the nature, extent and quality of services provided by the Adviser, advisory fees, performance, profitability, economies of scale and other benefits to the Adviser. In approving each Fund's Prior Advisory Agreement, each respective Board considered separately the best interests of each Fund overseen by such Board. The specific factors considered by each Board are described in further detail in each respective Fund's annual report or semi-annual report to Shareholders. Each Fund will furnish, without charge, a copy of such annual report and semi-annual report to Shareholders to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 345-7999.


          Interim Advisory Agreements and New Advisory Agreements. Provided below is an overview of the primary factors the Boards considered in connection with the review of the respective Interim Advisory Agreements and the New Advisory Agreements. In determining whether to approve the Interim Advisory Agreement and the New Advisory Agreement for a Fund, each Board considered separately the best interests of each Fund overseen by such Board. Each Board, including the Independent Trustees, approved the respective Fund's Interim Advisory Agreement and New Advisory Agreement.

          Each Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. Each Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the respective Fund. Earlier this year, the Adviser informed the Boards that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser. The Adviser provided periodic reports to representatives of each Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Boards that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

          Following the execution of the Merger Agreement, a telephonic meeting was held on July 28, 2009 and attended by certain members of each Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Boards requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Funds.

          During the third quarter of 2009, the Committees received reports on the progress of the Transaction, including the Debt Financing and additional equity financing arranged by Guggenheim. As part of its review process, each respective Committee was represented by independent legal counsel. Each Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committees met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committees.

          Subsequent to these meetings, each Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at meetings held in late September 2009. Each such Board meeting involved the Boards of one or more Funds, but not necessarily all Boards, and over the course of such meetings each Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Boards. The date of each such meeting, and the date on which each Fund's Interim Advisory Agreement and New Advisory Agreement was approved by its Board, is set forth in Appendix C hereto. The Committees met in executive session to discuss the Transaction and the information provided at the Board meetings. The respective Committee for each Fund concluded that it was in the best interest of such Fund to approve the Fund's Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the respective Board the approval of such Fund's Interim Advisory Agreement and New Advisory Agreement. The respective Board subsequently approved each Fund's Interim Advisory Agreement and approved each Fund's New Advisory Agreement for a one-year term. Each Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of each Board's regular annual consideration of the continuation of each Fund's advisory agreements. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement for each Fund, no single factor was determinative in its Board's analysis, but rather each Board considered a variety of factors. Provided below is an overview of the primary factors the Boards considered in connection with the review of the Interim Advisory Agreements and the New Advisory Agreements.

          In connection with each Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the respective Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

          o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

          o Board approval of each Fund's New and Interim Advisory Agreement was a condition to the closing of the Transaction;

          o Claymore's statement to the Board that the manner in which the Funds' assets are managed will not change as a result of the Transaction;

          o the aggregate advisory fee rate payable by each Fund will not change under such Fund's Interim Advisory Agreement or New Advisory Agreement;

          o there are no material differences between the terms of each Fund's Interim Advisory Agreement and New Advisory Agreement and the terms of such Fund's Prior Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

          o the capabilities of the Adviser's personnel who will provide advisory (if applicable), management, shareholder servicing and administrative services to the Funds are not expected to change, and the key personnel who currently provide advisory (if applicable), management, shareholder servicing and administrative services to the Funds are expected to continue to do so after the Transaction;


          o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

          o         the Adviser's current financial condition;

          o the impact of the Transaction on the Adviser's day-to-day operations;

          o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

          o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

          o that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with this Proxy Statement and any other costs of the Funds associated with the Transaction; and

          o that the Adviser and the Acquisition Subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Funds.


          Nature, Extent and Quality of Services Provided by the Adviser. Each Board noted that key investment (if applicable) and management personnel servicing the Funds are expected to remain with the Adviser following the Transaction and that the services provided to the Funds by the Adviser are not expected to change. Each Board also considered the Adviser's and Guggenheim's representations to the Boards that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. Each Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, each Board concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

          Advisory Fees. Each Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under each Fund's Interim Advisory Agreement and New Advisory Agreement as they are under such Fund's Prior Advisory Agreement, which had within the last year been determined to be reasonable. The Boards concluded that these factors supported approval of each Fund's Interim Advisory Agreement and New Advisory Agreement.


          Performance. With respect to the performance of the Funds, the Boards considered that, for those Funds for which the Adviser has delegated responsibility for the management of the Funds' portfolios to sub-advisers, those sub-advisers would continue to manage the portfolios following the closing of the Transaction, subject to Shareholder approval of the respective New Sub-Advisory Agreement(s). For those ETFs for which the Adviser has retained responsibility for the management of the portfolios (i.e. all ETFs other than the Sub-Advised ETFs), the Boards considered that the portfolio management personnel currently responsible for the management of the portfolios were expected to continue to manage the portfolios following the closing of the Transaction with at least the same or improved resources. The Boards concluded that these factors supported approval of each Interim Advisory Agreement and New Advisory Agreement.


          Profitability. Each Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Funds, but concluded that this matter would be given further consideration on an annual basis going forward. Each Board also noted that Adviser's fee rates under each Fund's Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under such Fund's Prior Advisory Agreement.

          Economies of Scale. Each Board considered any potential economies of scale that may result from the Transaction. Each Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

          Other Benefits. Each Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee, if applicable). Each Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Boards concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

ADDITIONAL INFORMATION ABOUT THE ADVISER


          Principal Executive Officer and Board of Directors. The Chairman and Chief Executive Officer of Claymore Group is David C. Hooten. The Board of Directors of Claymore Group consists of David C. Hooten, Michael J. Rigert, Vice Chairman of Claymore Group, Anthony J. DiLeonardi, Vice Chairman of Claymore Group, and Bruce R. Albelda, Chief Financial Officer of Claymore Group and Scott Minerd, Chief Investment Officer of Guggenheim.

          Relationships with the Fund. No Trustee of any Fund is an officer, employee, director, general partner or Shareholder of the Adviser or has any material direct or indirect interest in the Adviser any other person controlling, controlled by or under common control with the Adviser. Following the closing of the Transaction, Nicholas Dalmaso, a former equity owner of Claymore Group, resigned from the Board of each Fund for which he served as a trustee (WIW, TYW, OLA and each Trust).

          Certain officers of the Funds, as identified on Appendix G, are employees or officers of the Adviser.

          The Adviser also serves as administrator to certain Funds, as described under "Additional Information--Administrator." It is expected that the Adviser will continue to provide administrative services to such Funds following consummation of the Transaction.

SHAREHOLDER APPROVAL

          To be approved with respect to a particular Fund, a New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of the Shares of each Fund will have equal voting rights (i.e. one vote per Share). With respect to TYW, holders of common Shares and preferred Shares will vote together as a single class.

          Abstentions and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.

BOARD RECOMMENDATION

          The Board of your Fund, including the Independent Trustees of your Board, recommends that you vote "FOR" approval of your Fund's New Advisory Agreement.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS


BACKGROUND

          With respect to the Sub-Advised Funds, one or more independent Sub-Advisers was retained in connection with the management of each such Fund's investment portfolio, pursuant to investment sub-advisory agreements or investment management agreements. The Sub-Advised Funds, Sub-Advisers and Prior Sub-Advisory Agreements are:


FUND SUB-ADVISER(S)                      PRIOR SUB-ADVISORY AGREEMENT
---- ----------------------------------- ---------------------------------------------
UBD  Mellon Capital Management           Investment Sub-Advisory Agreement between the
     Corporation ("Mellon")              Adviser and Mellon
ULQ  Mellon                              Investment Sub-Advisory Agreement between the
                                         Adviser and Mellon
FMO  Fiduciary Asset Management, LLC     Investment Sub-Advisory Agreement among
     ("FAMCO")                           FMO, the Adviser and FAMCO
MCN  Madison Asset Management, LLC       Investment Management Agreement among MCN,
     ("Madison")                         the Adviser and Madison
OLA  Analytic Investors LLC ("Analytic") Investment Sub-Advisory Agreement among
                                         OLA, the Adviser and Analytic
TYW  Thompson, Siegel & Walmsley LLC     Investment Sub-Advisory Agreement among
     ("TS&W")                            TYW, the Adviser and TS&W
     SMC Fixed Income Management, LP     Investment Sub-Advisory Agreement among
     ("SMC")                             TYW, the Adviser and SMC
WIW  Western Asset Management Company    Investment Management Agreement between the
     ("Western")                         Adviser and Western
     Western Asset Management Company    Investment Management Agreement between
     Pte. Ltd. (Singapore) ("Western     Western and Western Singapore
     Singapore")
     Western Asset Management Company    Investment Management Agreement between
     Limited (London) ("Western          Western and Western London
     London")
     Western Asset Management Company    Investment Management Agreement between
     Ltd. (Japan) ("Western Japan" and   Western and Western Japan
     collectively with Western Singapore
     and Western London, the "Western
     Affiliates")


PRIOR SUB-ADVISORY AGREEMENTS

          The Sub-Advisers served as investment sub-adviser or investment manager to one or more Sub-Advised Funds pursuant to the respective Prior Sub-Advisory Agreements. The date of each Sub-Advised Fund's Prior Sub-Advisory Agreement, the date such agreement was last approved by Shareholders of such Fund and the date such agreement was last approved by the Board of such Fund, and the sub-advisory fee rate payable thereunder is set forth in Appendix D hereto.

          The consummation of the Transaction and the automatic termination of each Fund's Prior Advisory Agreement resulted in the termination of each Prior Sub-Advisory Agreement pursuant to its terms. The Transaction does not, however, involve any of the Sub-Advisers. The Transaction will not result in any change of the management or control of any Sub-Adviser or any change in the personnel of any Sub-Adviser responsible for providing portfolio management services to a Sub-Advised Fund.

INTERIM SUB-ADVISORY AGREEMENTS

          Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) of each Sub-Advised Fund to approve and enter into an Interim Sub-Advisory Agreement pursuant to which the Sub-Adviser may serve as investment sub-adviser to a Sub-Advised Fund for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the New Sub-Advisory Agreement.

          Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, of each Sub-Advised Fund approved each Interim Sub-Advisory Agreement for the respective Sub-Advised Fund on the date set forth in Appendix D. In approving the Interim Sub-Advisory Agreement(s), each Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to each respective Sub-Advised Fund under the respective Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the corresponding Prior Sub-Advisory Agreement. The compensation to be received by the Sub-Adviser under each Sub-Advised Fund's Interim Sub-Advisory Agreement is not greater than the compensation such Sub-Adviser would have received under the corresponding Prior Sub-Advisory Agreement.

          Each Interim Sub-Advisory Agreement became effective upon the Closing Date. There are no material differences between the terms of each Sub-Advised Fund's Interim Sub-Advisory Agreement and the terms of the corresponding Prior Sub-Advisory Agreement and New Sub-Advisory Agreement, except for those provisions in the Interim Sub-Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of each Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

          (i) the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following the Closing Date or the effectiveness of the New Sub-Advisory Agreement;

          (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Sub-Adviser;

          (iii) the compensation earned by the Sub-Adviser under the Interim Sub- Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

          (iv) if a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser; and

          (v) if a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).


          With respect to WIW, each of the Interim Sub-Advisory Agreements between Western and each Western Affiliate also differs from the corresponding Prior Sub-Advisory Agreements in that the Adviser, in its capacity as investment adviser to WIW, is a party to the Interim Sub-Advisory Agreements. In addition, the ability of Western and each Western Affiliate to delegate all or a portion of its investment management responsibility has been expressly clarified in the respective Interim Sub-Advisory Agreements.


NEW SUB-ADVISORY AGREEMENTS

          It is proposed that New Sub-Advisory Agreements be entered into with each Sub-Adviser, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, each New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, of the respective Fund and (ii) the Shareholders of the respective Fund. In the event that the Shareholders of any Sub-Advised Fund do not approve the respective New Sub-Advisory Agreement, the Sub-Adviser may continue to act as the investment sub-adviser for such Fund pursuant to the Interim Sub-Advisory Agreement for a period of up to 150 days following the Closing Date. In such event, the respective Board will determine a course of action believed by such Board to be in the best interests of such Fund and its Shareholders.

          Based upon the considerations described below under "--Board Considerations," each Board, including the Independent Trustees, approved the New Sub-Advisory Agreement on the date set forth in Appendix D.

          There are no material differences in the terms of each Fund's New Sub-Advisory Agreement and the terms of such Fund's Prior Sub-Advisory Agreement. Forms of the New Sub-Advisory Agreements are attached in Appendix J hereto and the description of the New Sub-Advisory Agreements is qualified in its entirety by reference to Appendix J hereto.

          Duties and Obligations. Under each New Sub-Advisory Agreement, the Sub-Adviser is retained to provide investment sub-advisory services with respect to all or a portion of the Fund's investment portfolio. The services to be provided by the Sub-Adviser typically include certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser or a Sub-Adviser and the direction and control of the Board. Such services generally may include with respect to the portion of the Fund managed (i) managing the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the

Fund's assets, (iv) maintaining books and records required to support the Fund's investment operations, (v) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vi) voting proxies relating to the Fund's portfolio securities in accordance with the Sub-Adviser's proxy voting policies and procedures. The services provided by each Sub-Adviser pursuant to the respective New Sub-Advisory Agreement are identical to the services provided by such Sub-Adviser pursuant to the corresponding Prior Sub-Advisory Agreement.


          Compensation. Each New Sub-Advisory Agreement does not result in any change in the sub-advisory fee rate paid to the Sub-Adviser. Pursuant to each New Sub-Advisory Agreement, the Sub-Adviser receives, as full compensation for all services rendered by the Sub-Adviser as such, a monthly fee at an annual rate equal to a specified percentage of the Fund's assets or the assets managed by the Sub-Adviser, as set forth in the respective New Sub-Advisory Agreement. With respect to MCN, the sub-advisory fee is paid directly to the Sub-Adviser by the Fund. With respect to WIW, the sub-advisory fee is paid to Western by the Adviser and to each Western Affiliate by Western. With respect to all other Sub-Advised Funds, the sub-advisory fee is paid to the Sub-Adviser by the Adviser. The Sub-Adviser generally bears all costs and expenses incurred in providing services under the New Sub-Advisory Agreement, including for certain funds the costs of any salaries or trustees fees of certain officers or trustees of the Fund affiliated with the Sub-Adviser. The applicable provisions of each New Sub-Advisory Agreement are identical to provisions of the corresponding Prior Sub-Advisory Agreement. The sub-advisory fee rate and the asset base on which such fee is payable is the same between each corresponding Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The sub-advisory fee rates under each Sub-Advised Fund's Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are set forth in Appendix D hereto. The amount of sub-advisory fees paid to each Sub-Adviser during the Fund's last fiscal year are set forth in Appendix E hereto.


          Term and Termination. Assuming approval by Shareholders, each New Sub-Advisory Agreement shall continue for an initial term of one year, provided, however, that each Board intends to consider the continuation of the New Sub-Advisory Agreement during such one year term. Thereafter, each New Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not "interested persons" of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each New Sub-Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice, or (ii) by the Sub-Adviser on 60 days' written notice. Each New Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreements for each Sub-Advised Fund, except TYW and OLA, also terminate upon the termination of such Fund's Advisory Agreement, or in the case of the Sub-Advisory Agreements of the Western Affiliates upon the termination of Western's Sub-Advisory Agreement. The length of the initial term of each Prior Sub-Advisory Agreement was generally two years. Except with respect to the length of the initial term, these provisions of each New Sub-Advisory Agreement are identical to provisions of the corresponding Prior Sub-Advisory Agreement.


          Limitation of Liability. Each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, by the Fund, or, in certain cases, by another Sub-Adviser in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its duties under the New Sub-Advisory Agreement or, with respect to certain Funds, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. These provisions of each New Sub-Advisory Agreement are identical to provisions of the corresponding Prior Sub-Advisory Agreement.

          Use of the Sub-Adviser's Name. The New Sub-Advisory Agreements generally provides that the Sub-Adviser has consented to the use by the Fund of the name of the Sub-Adviser or other identifying words subject to certain conditions and that the Sub-Adviser may require the Fund to cease using such name or words if the Fund ceases to employ, for any reason, the Sub-Adviser. These provisions of each New Sub-Advisory Agreement are identical to provisions of the corresponding Prior Sub-Advisory Agreement.


          Other Matters. With respect to WIW, each of the New Sub-Advisory Agreements between Western and each Western Affiliate also differs from the corresponding Prior Sub-Advisory Agreement in that the Adviser, in its capacity as investment adviser to WIW, is a party to the New Sub-Advisory Agreements. In addition, the ability of Western and each Western Affiliate to delegate all or a portion of its investment management responsibility has been expressly clarified in the respective New Sub-Advisory Agreements.


BOARD CONSIDERATIONS

          Prior Sub-Advisory Agreements. The date of each Prior Sub-Advisory Agreement and the date on which it was last approved by the applicable Board, including the Independent Trustees, is provided in Appendix D. As part of its review process, a Committee of each Board, consisting solely of the Independent Trustees (each sometimes referred to in this Section as the "Committee" and together as the "Committees"), was represented by independent legal counsel. Each Board reviewed materials regarding the Sub-Adviser. With respect to the approval of each Sub-Advisory Agreement, each Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each Sub-Advised Fund it oversees.

          In preparation for its review of the continuance of the applicable Prior Sub-Advisory Agreements (for all Prior Sub-Advisory Agreements other than those of the Western Affiliates), each Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of each Committee, sent a formal request for information. Each Sub-Adviser provided extensive information in response to each applicable request. Among other information, each Committee received general information to assist the Committee in assessing the nature and quality of services provided by the Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the applicable Sub-Advised Fund to other funds, information about the profitability from the Prior Sub-Advisory Agreement to the Sub-Adviser and the compliance program of the Sub-Adviser.


          In connection with its initial approval of the Prior Sub-Advisory Agreements for the Western Affiliates, the Committee for WIW drew on its knowledge of and experience with Western, its personnel, the quality of the services it had provided to WIW and its investment philosophy and performance, as well as additional information relating to each Western Affiliate. The Committee noted that the addition of the Western Affiliates as Sub-Advisers would provide WIW with greater global investment management and trading resources. The Committee noted that although the Western Affiliates are separate legal entities from Western, senior investment personnel at Western have supervisory oversight responsibility over the investment decisions made by each Western Affiliate. Finally, the Committee noted that the management fee paid by WIW would not change because Western would pay the sub-advisory fee of each Western Affiliate.


          Based upon its review of the Prior Sub-Advisory Agreements, each Committee and each Board concluded that it was in the best interest of the respective Fund to approve or renew such Fund's Prior Sub-Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board's analysis, but rather each Board considered a variety of factors, including, with respect to those Prior Sub-Advisory Agreements that were being renewed, rather than initially approved, the nature, extent and quality of services provided by the Sub-Adviser, advisory fees, performance, profitability, economies of scale and other benefits to the Sub-Adviser. In approving each Fund's Prior Sub-Advisory Agreement, each respective Board considered separately the best interests of each Fund overseen by such Board. The specific factors considered by each Board are described in further detail in each respective Fund's annual report or semi-annual report to Shareholders. Each Fund will furnish, without charge, a copy of such annual report and semi-annual report to Shareholders to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 345-7999.


          New Sub-Advisory Agreement and Interim Sub-Advisory Agreements. In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, each Board, including the Independent Trustees, also considered the respective Fund's New Sub-Advisory

Agreement and Interim Sub-Advisory Agreement. Each Board noted that while the closing of the Transaction would result in the termination of each Prior Sub-Advisory Agreement pursuant to its terms, no Sub-Adviser was a party to the Transaction and the operations of each Sub-Adviser and the services to be provided by each Sub-Adviser would be unaffected by the Transaction. Each Board determined that there were no material differences between the terms of each Interim Sub-Advisory Agreement and the corresponding Prior Sub-Advisory Agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of each New Sub-Advisory Agreement and the corresponding Prior Sub-Advisory Agreement. Each Board noted that the compensation to be received by the Sub-Adviser under each Sub-Advised Fund's Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is not greater than the compensation such Sub-Adviser would have received under the corresponding Prior Sub-Advisory Agreement. Each Board noted that the scope and quality of services to be provided to each respective Sub-Advised Fund under the respective Interim Sub-Advisory Agreement and New Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the corresponding Prior Sub-Advisory Agreement. Each Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, that are part of the evaluation of the renewal or approval of a sub-advisory agreement. Each Board noted that the factors previously considered with respect to approval of each Prior Sub-Advisory Agreement continued to support the approval of the corresponding New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. Each Board also determined to consider such factors again within one year of the execution of each New Sub-Advisory Agreement applicable to the Fund(s) it oversees. Based upon its review, each Board concluded that it was in the best interest of each Fund it oversees to approve each New Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE SUB-ADVISERS


          Additional information regarding each Sub-Adviser is set forth in Appendix F hereto.

SHAREHOLDER APPROVAL

          To be approved with respect to a particular Fund, a New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of the Shares of each Fund will have equal voting rights (i.e. one vote per Share). With respect to TYW, holders of common Shares and preferred Shares will vote together as a single class.

          Abstentions and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 2.

BOARD RECOMMENDATION

          The Board of your Fund, including the Independent Trustees of your Fund, recommends that you vote "FOR" approval of your Fund's New Sub-Advisory Agreement(s).

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

          Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.


          If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact our proxy information line at (866) 796-1290 to obtain directions to the site of the Meeting.

          Fifty percent (50%) of the Shares of each Fund (except WIW and OLA) entitled to vote on a proposal must be present in person or by proxy to have a quorum for that Fund to conduct business at the meeting with respect to such proposal. Thirty percent (30%) of the Shares of each of WIW and OLA entitled to vote on a proposal must be present in person or by proxy to have a quorum for that Fund to conduct business at the meeting with respect to such proposal. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes.

          All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL(S) APPLICABLE TO YOUR FUND. If any other business is brought before the meeting, your Shares will be voted at the proxies' discretion.

          Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on a Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

          Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on a Proposal in the same proportion as the votes cast by all preferred Shareholders of such Fund who have voted on that item. Rule 452 permits proportionate voting of preferred Shares with respect to a particular Proposal if, among other things, (i) common shareholders approve the proposal, (ii) a minimum of 30% of the preferred Shares outstanding has been voted by the holders of such preferred Shares with respect to such Proposal and
(iii) less than 10% of the preferred Shares outstanding has been voted by the holders of such preferred Shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as Shares voted and for the purpose of meeting the 10% test, abstentions will not be treated as Shares voted against the item.

          Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.


          Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the appropriate Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

          If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure Shareholders have the Funds' latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.


          The Board has fixed the close of business on November 13, 2009, as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. With respect to TYW, holders of common Shares and holders of preferred Shares will vote together as a single class.


ADVISER AND SUB-ADVISERS


          Adviser. Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group and indirect subsidiary of Guggenheim, acts as each Fund's investment adviser. As of September 30, 2009, Claymore entities have provided supervision, management or servicing on approximately $13.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The

Adviser and Claymore Group are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

          Sub-Advisers. The Sub-Advisers serve as investment sub-adviser to certain Funds. Additional information regarding each Sub-Adviser is set forth on Appendix F.

ADMINISTRATOR

          Claymore Advisors, LLC. Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as administrator to each Fund, except WIW. It is expected that Claymore Advisors, LLC will continue to provide administrative services to such Funds following consummation of the Transaction. The administrative fees paid by each Fund to Claymore Advisors, LLC during the Fund's last fiscal year are set forth on Appendix E.

          Legg Mason Fund Adviser, Inc. Legg Mason Fund Adviser, Inc., 100 International Drive, 7th Fl., Baltimore, MD 21202, served as administrator to WIW until September 30, 2009. Since September 30, 2009, Legg Mason Partners Fund Advisor, LLC, 100 International Drive, 7th Fl., Baltimore, MD 21202, has served as administrator to WIW. Each entity is an affiliate of Western. It is expected that Legg Mason Partners Fund Advisor, LLC will continue to provide administrative services to WIW. The administrative fees paid by WIW during WIW's last fiscal year are set forth on Appendix E.

AFFILIATED BROKERS

          Commissions, if any, paid to affiliated brokers of each Fund during the Fund's last fiscal year are set forth on Appendix E.

OUTSTANDING SHARES

          The number of outstanding Shares of each Fund, as of the Record Date, are set forth in Appendix A.

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of any Fund, except as set forth in Appendix B.

SECURITY OWNERSHIP OF MANAGEMENT

          As of the Record Date, the Trustees and officers of each Fund owned, in the aggregate, less than 1% of such Fund's outstanding Shares.

DEADLINE FOR SHAREHOLDER PROPOSALS


          ETFs. The ETFs do not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit a proposal for consideration at a meeting of the ETFs should send such proposal to the relevant ETF at 2455 Corporate West Drive, Lisle, Illinois 60532. To be considered for presentation at a Shareholder meeting, rules promulgated by the SEC require that, among other things, a

Shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

          Closed-End Funds. Information regarding the deadline for timely submission of proposals intended to be presented at a Closed-End Fund's next scheduled annual meeting of Shareholders was provided in the proxy statement relating to each Closed-End Fund's previous annual meeting of Shareholders. The applicable deadlines are set forth in Appendix H.

EXPENSES OF PROXY SOLICITATION


          The cost of soliciting proxies will be borne by the Adviser. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Adviser for such out-of-pocket expenses. The Adviser has retained The Altman Group, Inc. ("The Altman Group"), on behalf of the Funds, as proxy solicitor. The Altman Group will receive a project management fee as well as fees charged on a per call basis and certain other expenses. The Altman Group has advised management of the Funds that approximately 110 of its employees will be involved in the solicitation of proxies by The Altman Group on behalf of the Funds. The Adviser estimates that the total fees payable to The Altman Group with respect to solicitation on behalf of all funds in the fund complex, including the Funds and certain funds not part of this Proxy Statement, will be approximately $700,000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JANUARY 12, 2010


              This Proxy Statement is available on the Internet at
               www.proxyonline.com/docs/claymorecombined2010.pdf.

OTHER MATTERS

          The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          Failure of a quorum to be present at the Meeting with respect to a Fund will necessitate adjournment of the Meeting for such Fund. In the event that a quorum is present at the Meeting with respect to a Fund but sufficient votes to approve the Proposal by such Fund are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Meeting with respect to such Fund with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

          One Proxy Statement may be delivered to two or more Shareholders of a Fund who Share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the applicable Fund at the address or telephone number set forth above.


          WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORDING YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

                                Very truly yours,

                                /s/ Steven Hill

                                Steven M. Hill

                                on behalf of the Board of Trustees
                                of each Fund

December 4, 2009

                                                                      APPENDIX A

                               OUTSTANDING SHARES

          The table below sets forth the number of Shares outstanding of each Fund, as of the close of business on the Record Date.


 FUND                                   SHARES
------------------------------------- ----------
Exchange-Traded Funds
Claymore Exchange-Traded Fund Trust
  CSD .............................      500,000
  CVY .............................    9,200,800
  CZA .............................      200,000
  DEF .............................      800,000
  EEB .............................   22,950,800
  IRO .............................      200,000
  LVL .............................      800,000
  NFO .............................    2,550,800
  OTP .............................      300,000
  OTR .............................      100,000
  RYJ .............................    2,772,882
  STH .............................      250,800
  UBD .............................      100,000
  ULQ .............................      300,000
  XGC .............................      300,000
  XRO .............................    1,200,800

Claymore Exchange-Traded Fund Trust 2
  CGW .............................   11,880,000
  CRO .............................      400,000
  CUT .............................    5,240,000
  EEN .............................      252,000
  ENY .............................    4,120,000
  EXB .............................      240,000
  FAA .............................      500,000
  FRN .............................    1,360,000
  HAO .............................    9,440,000
  HGI .............................    2,000,000
  ROB .............................      320,000
  SEA .............................    6,960,000
  TAN .............................   19,680,000
  TAO .............................    4,440,000

FUND                               SHARES
--------------------------- ---------- -------------
                             Common      Preferred
Closed-End Funds             Shares       Shares
FMO                         18,539,481      N/A
MCN                         19,268,423      N/A
OLA                         19,005,240      N/A
TYW                         15,407,000    4,200
WIW                         61,184,134      N/A

                                                                      APPENDIX B

                             PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of any Fund, except as set forth below.


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------
Exchange-Traded Funds
Claymore Exchange-Traded Fund Trust
RIDER B3

CSD        ..................First Clearing, LLC                          Shares           94,121           18.82%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Goldman Sachs                                Shares           76,694           15.34%
                             85 Broad Street
                             New York, NY 10004

                             Citigroup Inc.                               Shares           44,366           8.87%
                             39 Park Avenue
                             New York, NY 10043

                             Charles Schwab                               Shares           43,865           8.77%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares           42,956           8.59%
                             200 Liberty Street
                             New York, NY 10281

                             Timber Hill LLC                              Shares           26,068           5.21%
                             209 South LaSalle Street
                             Chicago, IL 60604

CVY        ..................NBCN, Inc.                                   Shares          1,020,558         13.00%
                             250 Yonge Street, Suite 1900
                             P.O. Box 19 Toronto, ON M5B 2L7

                             National Financial Services LLC              Shares           880,740          11.22%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           836,351          10.65%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Merrill Lynch                                Shares           524,467          6.68%
                             4 World Financial Center
                             New York, NY 10080

                                       B-1


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Pershing LLC                                 Shares           518,083          6.60%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             First Clearing, LLC                          Shares           488,197          6.22%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             TD Ameritrade                                Shares           418,827          5.33%
                             4211 South 102nd Street
                             Omaha, NE 68127

CZA        ..................Goldman Sachs                                Shares           59,495           29.75%
                             85 Broad Street
                             New York, NY 10004

                             Timber Hill LLC                              Shares           49,002           24.50%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           25,978           12.99%
                             250 Vasey Street
                             New York, NY 10080

                             Citigroup Inc.                               Shares           12,015           6.01%
                             39 Park Avenue
                             New York, NY 10043

DEF        ..................American Enterprise Investment Service       Shares           181,794          22.72%
                             70400 AXP Financial Center,
                             Minneapolis, MN 55474

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           145,647          18.21%
                             250 Vasey Street
                             New York, NY 10080

                             Goldman Sachs                                Shares           120,440          15.06%
                             85 Broad Street
                             New York, NY 10004

                             Merrill Lynch                                Shares           73,860           9.23%
                             4 World Financial Center
                             New York, NY 10080

                             Timber Hill LLC                              Shares           55,304           6.91%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             FOLIOfn Investments, Inc.                    Shares           53,829           6.73%
                             PO Box 3068
                             Merrifield, VA 22116-3068

                                       B-2


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

EEB        ..................Charles Schwab                               Shares          4,348,177         18.82%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares          3,467,013         15.01%
                             200 Liberty Street
                             New York, NY 10281

                             TD Ameritrade                                Shares          3,158,370         13.67%
                             4211 South 102nd Street
                             Omaha, NE 68127

IRO        ..................Timber Hill LLC                              Shares           41,836           20.92%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             National Financial Services LLC              Shares           37,039           18.52%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           28,836           14.42%
                             120 Kearny Street
                             San Francisco, CA 94108

                             First Clearing, LLC                          Shares           12,575           6.29%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             TD Ameritrade                                Shares           10,551           5.28%
                             4211 South 102nd Street
                             Omaha, NE 68127

LVL        ..................National Financial Services LLC              Shares           111,984          14.00%
                             200 Liberty Street
                             New York, NY 10281

                             Pershing LLC                                 Shares           67,290           8.41%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             Stifel, Nicolaus & Co., Inc.                 Shares           61,435           7.68%
                             501 North Broadway
                             7th Floor
                             St. Louis, MO 63102

                             Oppenheimer & Co, Inc.                       Shares           58,682           7.34%
                             125 Broad Street
                             New York, NY 10004

                             First Clearing, LLC                          Shares           56,412           7.05%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302


                                       B-3


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Charles Schwab                               Shares           55,621           6.95%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Citigroup Inc.                               Shares           54,817           6.85%
                             39 Park Avenue
                             New York, NY10043

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           50,496           6.31%
                             250 Vasey Street
                             New York, NY 10080

                             Merrill Lynch                                Shares           46,627           5.83%
                             4 World Financial Center
                             New York, NY 10080

NFO        ..................National Financial Services LLC              Shares           532,089          19.00%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           367,825          13.13%
                             120 Kearny Street
                             San Francisco, CA 94108

                             TD Ameritrade                                Shares           319,774          11.42%
                             4211 South 102nd Street
                             Omaha, NE 68127

                             Merrill Lynch                                Shares           297,916          10.64%
                             4 World Financial Center
                             New York, NY 10080

                             Pershing LLC                                 Shares           254,583          9.09%
                             One Pershing Plaza
                             Jersey City, NJ 07399

OTP        ..................Merrill Lynch                                Shares           53,681           17.89%
                             4 World Financial Center
                             New York, NY 10080

                             Timber Hill LLC                              Shares           48,814           16.27%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             Goldman Sachs                                Shares           33,694           11.23%
                             85 Broad Street
                             New York, NY 10004

                             American Enterprise Investment Service       Shares           21,421           7.14%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

                                       B-4


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------


                             National Financial Services LLC              Shares           21,062           7.02%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           20,277           6.76%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Pershing LLC                                 Shares           16,249           5.42%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             TD Ameritrade                                Shares           15,772           5.26%
                             4211 South 102nd Street
                             Omaha, NE 68127

OTR        ..................Merrill Lynch                                Shares           23,261           23.26%
                             4 World Financial Center
                             New York, NY 10080

                             Goldman Sachs                                Shares           19,391           19.39%
                             85 Broad Street
                             New York, NY 10004

                             American Enterprise Investment Service       Shares           13,371           13.37%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

                             Timber Hill LLC                              Shares           12,033           12.03%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             UBS Financial Services, Inc.                 Shares            7,200           7.20%
                             1285 Avenue of the Americas
                             New York, NY 10019

                             First Clearing, LLC                          Shares            5,025           5.03%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

RYJ        ..................Raymond James Financial, Inc.                Shares          2,219,962         80.09%
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

STH        ..................Timber Hill LLC                              Shares           70,885           28.26%
                             209 South LaSalle Street
                             Chicago, IL 60604

                             National Financial Services LLC              Shares           36,682           14.63%
                             200 Liberty Street
                             New York, NY 10281

                                       B-5


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Charles Schwab                               Shares           21,343           8.51%
                             120 Kearny Street
                             San Francisco, CA 94108

                             American Enterprise Investment Service       Shares           16,338           6.51%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

                             TD Ameritrade                                Shares           13,023           5.19%
                             4211 South 102nd Street
                             Omaha, NE 68127

                             First Clearing, LLC                          Shares           12,807           5.11%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

UBD        ..................Merrill Lynch                                Shares           73,896           73.90%
                             4 World Financial Center
                             New York, NY 10080

                             Charles Schwab                               Shares            7,141           7.14%
                             120 Kearny Street
                             San Francisco, CA 94108

ULQ        ..................First Clearing, LLC                          Shares           95,001           31.67%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Morgan Stanley & Co Inc.                     Shares           51,963           17.32%
                             1585 Broadway
                             New York, NY 10036

                             Merrill Lynch                                Shares           49,296           16.43%
                             4 World Financial Center
                             New York, NY 10080

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           26,837           8.95%
                             250 Vasey Street
                             New York, NY 10080

                             RBC Capital Markets                          Shares           20,185           6.73%
                             Suite 2100, Park Place
                             666 Burrard Street
                             Vancouver, BC, Canada V6C 3B1

XGC        ..................National Financial Services LLC              Shares           76,103           25.37%
                             200 Liberty Street
                             New York, NY 10281

                             Timber Hill LLC                              Shares           41,728           13.91%
                             209 South LaSalle Street
                             Chicago, IL 60604


                                       B-6


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Goldman Sachs                                Shares           37,627           12.54%
                             85 Broad Street
                             New York, NY 10004

                             TD Ameritrade                                Shares           27,721           9.24%
                             4211 South 102nd Street
                             Omaha, NE 68127

                             Charles Schwab                               Shares           23,357           7.79%
                             120 Kearny Street
                             San Francisco, CA 94108

                             LPL Financial                                Shares           16,117           5.37%
                             One Beacon Street
                             Boston, MA 02108

XRO        ..................First Clearing, LLC                          Shares           107,387          8.94%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             LPL Financial                                Shares           107,191          8.93%
                             One Beacon Street
                             Boston, MA 02108

                             Goldman Sachs                                Shares           104,785          8.73%
                             85 Broad Street
                             New York, NY 10004

                             National Financial Services LLC              Shares           97,603           8.13%
                             200 Liberty Street
                             New York, NY 10281

                             American Enterprise Investment Service       Shares           78,748           6.56%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

                             Raymond James Financial, Inc.                Shares           74,659           6.22%
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

                             Pershing LLC                                 Shares           72,555           6.04%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             Timber Hill LLC                              Shares           64,281           5.35%
                             209 South LaSalle Street
                             Chicago, IL 60604

                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

Claymore Exchange-Traded Fund Trust 2

CGW        ..................Charles Schwab                               Shares          1,632,448         13.83%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares          1,178,839         9.99%
                             200 Liberty Street
                             New York, NY 10281

                             First Clearing, LLC                          Shares          1,133,720         9.61%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Citigroup Inc.                               Shares           960,712          8.14%
                             39 Park Avenue
                             New York, NY 10043

                             Morgan Stanley & Co Inc.                     Shares           887,860          7.52%
                             1585 Broadway
                             New York, NY 10036

                             UBS Financial Services, Inc.                 Shares           702,274          5.95%
                             1285 Avenue of the Americas
                             New York, NY 10019

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           692,937          5.87%
                             250 Vasey Street
                             New York, NY 10080

CRO        ..................Goldman Sachs                                Shares           132,557          33.14%
                             85 Broad Street
                             New York, NY 10004

                             JP Morgan Chase                              Shares           57,332           14.33%
                             270 Park Avenue
                             New York, NY 10017-2070

                             Citigroup Inc.                               Shares           45,551           11.39%
                             39 Park Avenue
                             New York, NY 10043

                             American Enterprise Investment Service       Shares           42,660           10.67%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

CUT        ..................Bank of America                              Shares           937,623          17.89%
                             100 North Tyron Street
                             Charlotte, NC 28255

                             TD Ameritrade                                Shares           646,020          12.33%
                             4211 South 102nd Street
                             Omaha, NE 68127


                                       B-8


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Charles Schwab                               Shares           549,547          10.49%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           544,097          10.38%
                             250 Vasey Street
                             New York, NY 10080

                             National Financial Services LLC              Shares           450,832          8.60%
                             200 Liberty Street
                             New York, NY 10281

                             First Clearing, LLC                          Shares           334,259          6.38%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

EEN        ..................UBS Financial Services, Inc.                 Shares           37,578           14.91%
                             1285 Avenue of the Americas
                             New York, NY 10019

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           34,616           13.74%
                             250 Vasey Street
                             New York, NY 10080

                             Pershing LLC                                 Shares           32,660           12.96%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             JP Morgan Chase                              Shares           28,055           11.13%
                             270 Park Avenue
                             New York, NY 10017-2070

                             Goldman Sachs                                Shares           22,834           9.06%
                             85 Broad Street
                             New York, NY 10004

                             First Clearing, LLC                          Shares           20,852           8.27%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             American Enterprise Investment Service       Shares           20,836           8.27%
                             70400 AXP Financial Center
                             Minneapolis, MN 55474

ENY        ..................National Financial Services LLC              Shares           748,089          18.16%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           546,682          13.27%
                             120 Kearny Street
                             San Francisco, CA 94108

                                       B-9


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             First Clearing, LLC                          Shares           510,276          12.39%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Morgan Stanley & Co Inc.                     Shares           342,808          8.32%
                             1585 Broadway
                             New York, NY 10036

                             Citigroup Inc.                               Shares           273,870          6.65%
                             39 Park Avenue
                             New York, NY 10043

                             Pershing LLC                                 Shares           213,971          5.19%
                             One Pershing Plaza
                             Jersey City, NJ 07399

EXB        ..................Charles Schwab                               Shares           33,036           13.77%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares           29,630           12.35%
                             200 Liberty Street
                             New York, NY 10281

                             First Clearing, LLC                          Shares           28,841           12.02%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Goldman Sachs                                Shares           27,014           11.26%
                             85 Broad Street
                             New York, NY 10004

                             Morgan Stanley & Co Inc.                     Shares           16,792           7.00%
                             1585 Broadway
                             New York, NY 10036

FAA        ..................Morgan Stanley & Co Inc.                     Shares           91,665           18.33%
                             1585 Broadway
                             New York, NY 10036

                             Goldman Sachs                                Shares           83,945           16.79%
                             85 Broad Street
                             New York, NY 10004

                             JP Morgan Chase                              Shares           55,545           11.11%
                             270 Park Avenue
                             New York, NY 10017-2070

                             National Financial Services LLC              Shares           39,384           7.88%
                             200 Liberty Street
                             New York, NY 10281

                                      B-10


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

FRN        ..................Charles Schwab                               Shares           153,291          11.27%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares           135,656          9.97%
                             200 Liberty Street
                             New York, NY 10281

                             Citigroup Inc.                               Shares           131,411          9.66%
                             39 Park Avenue
                             New York, NY 10043

                             LPL Financial                                Shares           108,485          7.98%
                             One Beacon Street
                             Boston, MA 02108

                             Merrill Lynch, Pierce, Fenner & Smith        Shares           93,816           6.90%
                             250 Vasey Street
                             New York, NY 10080

                             Pershing LLC                                 Shares           82,493           6.07%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             RBC Capital Markets                          Shares           68,884           5.07%
                             Suite 2100, Park Place
                             666 Burrard Street
                             Vancouver, BC, Canada V6C 3B1

HAO        ..................National Financial Services LLC              Shares          1,510,875         16.71%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares          1,137,826         12.59%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Brown Brothers Harriman & Co.                Shares           538,426          5.96%
                             140 Broadway
                             New York, New York 10005-1101

                             TD Ameritrade                                Shares           536,304          5.93%
                             4211 South 102nd Street
                             Omaha, NE 68127

HGI        ..................National Bank Correspondent Network          Shares          1,554,654         86.37%
                             Inc.
                             250 Yonge Street, Suite 1900
                             PO Box 19
                             Toronto, ON M5B2L

ROB        ..................Bank of New York Mellon                      Shares           52,579           16.43%
                             One Wall Street
                             New York, NY 10286

                                      B-11


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             National Financial Services LLC              Shares           31,989           10.00%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           28,777           8.99%
                             120 Kearny Street
                             San Francisco, CA 94108

                             Pershing LLC                                 Shares           27,704           8.66%
                             One Pershing Plaza
                             Jersey City, NJ 07399

                             Citigroup Inc.                               Shares           25,731           8.04%
                             39 Park Avenue
                             New York, NY 10043

                             JP Morgan Chase                              Shares           21,062           6.58%
                             270 Park Avenue
                             New York, NY 10017-2070

SEA        ..................Brown Brothers Harriman & Co.                Shares          1,242,963         18.28%
                             140 Broadway
                             New York, New York 10005-1101

                             Citibank                                     Shares          1,080,330         15.89%
                             100 Citibank Drive
                             San Antonio, TX 78245

                             National Financial Services LLC              Shares           507,323          7.46%
                             200 Liberty Street
                             New York, NY 10281

                             First Clearing, LLC                          Shares           438,187          6.44%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Charles Schwab                               Shares           424,485          6.24%
                             120 Kearny Street
                             San Francisco, CA 94108

TAN        ..................Charles Schwab                               Shares          2,429,090         12.15%
                             120 Kearny Street
                             San Francisco, CA 94108

                             National Financial Services LLC              Shares          2,156,780         10.78%
                             200 Liberty Street
                             New York, NY 10281

                             Brown Brothers Harriman & Co.                Shares          2,046,968         10.23%
                             140 Broadway
                             New York, New York 10005-1101

                                      B-12


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

                             Citibank                                     Shares          1,450,310         7.25%
                             100 Citibank Drive
                             San Antonio, TX 78245

TAO        ..................National Financial Services LLC              Shares           533,074          12.01%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab                               Shares           434,297          9.78%
                             120 Kearny Street
                             San Francisco, CA 94108

                             UBS Financial Services, Inc.                 Shares           428,890          9.66%
                             1285 Avenue of the Americas
                             New York, NY 10019

                             First Clearing, LLC                          Shares           259,782          5.85%
                             10700 Wheat First Drive
                             MC WS1024
                             Glen Allen, VA 07302

                             Brown Brothers Harriman & Co.                Shares           259,517          5.84%
                             140 Broadway
                             New York, New York 10005-1101

                             Citigroup Inc.                               Shares           232,575          5.24%
                             39 Park Avenue
                             New York, NY 10043


                                                                         CLASS OF           SHARE         PERCENTAGE
   FUND                         SHAREHOLDER NAME AND ADDRESS              SHARES          HOLDINGS           OWNED
--------------------------------------------------------------------------------------------------------------------

Closed-End Funds
FMO        ..................None

MCN        ..................First Trust Portfolios L.P.(1)           Common Shares       1,836,080         9.53%
                             120 East Liberty Drive
                             Suite 400
                             Wheaton, IL 60187

OLA        ..................None

TYW        ..................Merrill Lynch & Co., Inc.(2)            Preferred Shares       1,382           32.9%
                             Merrill Lynch, Pierce, Fenner &
                             Smith Incorporated
                             4 World Financial Center
                             New York, NY 10080

WIW        ..................Wells Fargo & Company                    Common Shares       6,586,076         10.76%
                             (and related entities)(3)
                             420 Montgomery Street
                             San Francisco, CA 94163

                             Cascade Investment L.L.C. (4)            Common Shares       6,134,915         10.03%
                             2365 Carillon Point
                             Kirkland, WA 98033
                             and
                             William H. Gates III (as sole member
                             of Cascade Investment, L.L.C.)
                             One Microsoft Way
                             Redmond, WA 98052

(1) Based on information obtained from a Schedule 13G filed with the SEC on February 9, 2009. According to the Schedule 13G filing, First Trust Portfolios L.P. is sponsor of several unit investment trusts which hold shares of MCN. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of MCN's common shares.

(2) Based on information obtained from a Form 3 filed with the SEC on January 12, 2009.

(3) Based on information obtained from a Schedule 13G filed with the SEC on January 12, 2009.

(4) Based on information obtained from a Form 3 filed with the SEC on May 15, 2009.

                                                                           APPENDIX C

                                      ADVISORY AGREEMENTS

                              Dates, Approvals and Fee Rates


                                      DATE PRIOR
                      DATE PRIOR       ADVISORY        DATE     DATE
                      ADVISORY        AGREEMENT      INTERIM    NEW
                      AGREEMENT          LAST        ADVISORY ADVISORY
         DATE OF        LAST          SUBMITTED     AGREEMENT AGREEMENT
          PRIOR       APPROVED            FOR        APPROVED APPROVED
        ADVISORY        BY THE        SHAREHOLDER     BY THE    BY THE   ADVISORY   EXPENSE
FUND    AGREEMENT       BOARD          APPROVAL       BOARD     BOARD   FEE RATE(1) CAP(2)
---- ---------------- --------------- -------------- -------- --------- ----------------------
Exchange-Traded Funds
Claymore Exchange-Traded Fund Trust
 CSD     8/16/06            8/3/09(3)    12/8/06(5)    9/28/09  9/28/09     .50%     .60%
 CVY     8/16/06            8/3/09(3)    9/14/06(5)    9/28/09  9/28/09     .50      .60
 CZA     8/16/06            8/3/09(3)    3/26/07(5)    9/28/09  9/28/09     .50      .60
 DEF     8/16/06            8/3/09(3)    12/8/06(5)    9/28/09  9/28/09     .50      .60
 EEB     8/16/06            8/3/09(3)    9/14/06(5)    9/28/09  9/28/09     .50      .60
 IRO     8/16/06            8/3/09(3)   10/17/07(5)    9/28/09  9/28/09     .50      .60
 LVL     8/16/06            8/3/09(3)    6/18/07(5)    9/28/09  9/28/09     .50      .60
 NFO     8/16/06            8/3/09(3)    9/14/06(5)    9/28/09  9/28/09     .50      .60
 OTP     8/16/06            8/3/09(3)    12/8/06(5)    9/28/09  9/28/09     .50      .60
 OTR     8/16/06            8/3/09(3)    3/26/07(5)    9/28/09  9/28/09     .50      .60
 RYJ     5/27/08            8/3/09(3)    8/28/08(5)    9/28/09  9/28/09     .75(4)   N/A
 STH     8/16/06            8/3/09(3)    9/14/06(5)    9/28/09  9/28/09     .50      .60
 UBD     8/16/06            8/3/09(3)     2/5/08(5)    9/28/09  9/28/09     .20      .27
 ULQ     8/16/06            8/3/09(3)     2/5/08(5)    9/28/09  9/28/09     .20      .27
 XGC     8/16/06            8/3/09(3)    3/26/07(5)    9/28/09  9/28/09     .45(4)   N/A
 XRO     8/16/06            8/3/09(3)    9/14/06(5)    9/28/09  9/28/09     .50      .60

Claymore Exchange-Traded Fund Trust 2
 CGW     8/16/06            8/3/09(3)     5/7/07(5)    9/28/09  9/28/09     .50%     .65%
 CRO     8/16/06            8/3/09(3)     7/3/07(5)    9/28/09  9/28/09     .50      .65
 CUT     8/16/06            8/3/09(3)    11/2/07(5)    9/28/09  9/28/09     .50      .65
 EEN     8/16/06            8/3/09(3)    2/22/07(5)    9/28/09  9/28/09     .35(4)   N/A
 ENY     8/16/06            8/3/09(3)    6/26/07(5)    9/28/09  9/28/09     .50      .65
 EXB     8/16/06            8/3/09(3)    6/20/07(5)    9/28/09  9/28/09     .50      .65
 FAA     8/16/06            12/1/08      1/16/09(5)    9/28/09  9/28/09     .50      .65
 FRN     8/16/06            8/3/09(3)     6/5/08(5)    9/28/09  9/28/09     .50      .65
 HAO     8/16/06            8/3/09(3)    1/23/08(5)    9/28/09  9/28/09     .55      .70
 HGI     8/16/06            8/3/09(3)     7/3/07(5)    9/28/09  9/28/09     .50      .65
 ROB     8/16/06            8/3/09(3)    7/23/07(5)    9/28/09  9/28/09     .50      .70
 SEA     8/16/06            8/4/08       8/18/08(5)    9/28/09  9/28/09     .50      .65
 TAN     8/16/06            8/3/09(3)     4/8/08(5)    9/28/09  9/28/09     .50      .65
 TAO     8/16/06            8/3/09(3)   12/11/07(5)    9/28/09  9/28/09     .50      .65

Closed-End Funds
 FMO    12/22/04          11/11/08      12/17/04(5)    9/23/09  9/23/09    1.00%     N/A
 MCN     7/27/04           4/14/09       7/20/04(5)    9/23/09  9/23/09    0.50%     N/A
 OLA     8/15/08           1/20/09       8/15/05(5)    9/28/09  9/28/09    1.00%     N/A
 TYW     4/27/04           1/20/09       4/20/04(5)    9/28/09  9/28/09    0.70%     N/A
 WIW     2/24/04          11/17/08       2/17/04(5)    9/28/09  9/28/09     .60%     N/A

(1) The Advisory Fee Rate set forth in the table above is the advisory fee rate paid by each Fund pursuant to such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement. For each Fund, the advisory fee rate is applied to the same asset base pursuant to such Fund's Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, as set forth below:

          With respect to each ETF, the advisory fee is accrued daily and paid monthly in arrears at an annual rate equal to the percentage of the Fund's average daily net assets set forth above.


          With respect to WIW, the advisory fee is an annual fee paid monthly, calculated as a percentage of WIW's "Average Weekly Assets," which means the average weekly value of the total assets of WIW (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used to leverage WIW's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the SEC and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by WIW, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of WIW to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date.


          With respect to FMO, MCN, OLA and TYW, the advisory fee is calculated as a a monthly fee in arrears at an annual rate equal to a percentage of the average daily value of the Fund's Managed Assets. "Managed Assets" is defined as the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means.


(2) Each ETF (except RYJ, XGC and EEN) and the Adviser have entered into an Expense Reimbursement Agreement (each an "Expense Agreement") in which the Adviser has agreed to waive its management fees and/or pay certain operating expenses of the ETF in order to maintain the expense ratio of the ETF at or below the percentage of average net assets set forth above (excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the ETF's business), at least until December 31, 2012 (the "Expense Cap"). For a period of five years subsequent to each ETF's commencement of operations, the Adviser may recover from such ETF fees and expenses waived or reimbursed during the prior three years if the ETF's expense ratio, including the recovered expenses, falls below the Expense Cap.


(3) At meetings of the Boards of the Trusts held on August 3, 2009, the Boards approved the continuance of the Prior Advisory Agreement for each ETF for a period of ninety (90) days, in anticipation of subsequent meetings to consider the approval of the Interim Advisory Agreements and New Advisory Agreements.

(4) RYJ, XGC and EEN pay to the Adviser a unitary management fee for the services and facilities provided by the Adviser payable on a monthly basis at the annual rate equal to the specified percentage of each such ETF's average daily net assets set forth above. Out of the unitary management fee, the Adviser pays substantially all expenses of the ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.


(5)       Approved by initial sole shareholder.

                                                                                APPENDIX D

                                  SUB-ADVISORY AGREEMENTS

                                Dates, Approvals and Fee Rates


                                                     DATE PRIOR                       DATE
                                    DATE PRIOR      SUB-ADVISORY        DATE          NEW
                                   SUB-ADVISORY       AGREEMENT       INTERIM     SUB-ADVISORY
                         DATE       AGREEMENT           LAST         SUB-ADVISORY  AGREEMENT        SUB-
                        OF PRIOR       LAST        SUBMITTED FOR      AGREEMENT     APPROVED      ADVISORY
                      SUB-ADVISORY  APPROVED BY      SHAREHOLDER     APPROVED BY     BY THE         FEE
FUND    SUB-ADVISER    AGREEMENT     THE BOARD        APPROVAL        THE BOARD       BOARD        RATE(1)
---- ---------------------------- ---------------- ---------------- ------------- -------------- ----------
Exchange-Traded Funds
 UBD    Mellon             2/6/08       8/3/09(2)        2/5/08(7)     9/28/09       9/28/09     0.08%(3)
 ULQ    Mellon             2/6/08       8/3/09(2)        2/5/08(7)     9/28/09       9/28/09     0.08%(3)

Closed-End Funds
 FMO    FAMCO             9/14/07     11/11/08          7/18/07        9/23/09       9/23/09     0.50%
 MCN    Madison           7/27/04      4/14/09          7/20/04(7)     9/23/09       9/23/09     0.50%
 OLA    Analytic          8/15/05      1/20/09          8/15/05(7)    9/28/09       9/28/09     0.50%
 TYW    TS&W              4/27/04      1/20/09          4/20/04(7)     9/28/09       9/28/09     0.42%(5)
        SMC               7/11/06      1/20/09          6/27/06        9/28/09       9/28/09     0.30%(5)
 WIW    Western           2/24/04     11/17/08          2/17/04(7)     9/28/09       9/28/09     0.27%
        Western          10/30/08       9/8/08           N/A(4)        9/28/09       9/28/09     0.27%(6)
        Singapore
        Western          10/30/08       9/8/08           N/A(4)        9/28/09       9/28/09     0.27%(6)
        London
        Western          10/30/08       9/8/08           N/A(4)        9/28/09       9/28/09     0.27%(6)
        Japan


(1) The Sub-Advisory Fee Rate set forth in the table above is the sub-advisory fee rate paid by pursuant to the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. For each Fund, the sub-advisory fee rate is applied to the same asset base pursuant to such Fund's Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, as set forth below:


          With respect to WIW, the sub-advisory fee is an annual fee, paid monthly, calculated as a percentage of WIW's "Average Weekly Assets." Average Weekly Assets which means the average weekly value of the total assets of WIW (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used to leverage WIW's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the SEC and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by WIW, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of WIW to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date.


          With respect to FMO, MCN, OLA and TYW, the sub-advisory fee is calculated as a monthly fee in arrears at an annual rate equal to a percentage of the average daily value of the Fund's Managed Assets or the amount of such Managed Assets allocated to the applicable Sub-Adviser. "Managed Assets" is defined as the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means.


          With respect to UBD and ULQ, the sub-advisory fee is an annual fee, payable quarterly, based on the market value of the Fund at the end of each calendar quarter.

(2) At meetings of the Boards of the Trusts held on August 3, 2009, the Boards approved the continuance of the Prior Sub-Advisory Agreement for each Sub-Advised ETF for a period of ninety (90) days, in anticipation of subsequent meetings to consider the approval of the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements.

(3) The Sub-Advisory fee rate for UBD and ULQ is 0.08% for the first $200 million of assets and 0.05% for assets over $200 million, with a minimum sub-advisory fee of $50,000 per Fund.

(4) Each Prior Sub-Advisory Agreement between Western and a Western Affiliate was entered into without Shareholder approval based on an opinion of counsel.

(5) With respect to TYW, TS&W acts as investment sub-adviser and is responsible for the day-to-day management of TYW's portfolio of equity and income securities. For this service, TS&W receives a monthly fee in arrears at an annual rate equal to a 0.42% of the average daily value of the Managed Assets allocated to TYW's portfolio of equity and income securities. SMC Fixed Income Management, LP also acts as investment sub-adviser to TYW and is responsible for the day-to-day management of TYW's portfolio of municipal securities. For this service, SMC receives a monthly fee in arrears at an annual rate equal to a 0.30% of the average daily value of the Managed Assets allocated to TYW's portfolio of municipal securities.


          (6) With respect to WIW, Western pays to each Western Affiliate an annual fee, paid monthly, calculated as a percentage of WIW's "Average Weekly Assets" managed by such Western Affiliate. Average Weekly Assets which means the average weekly value of the total assets of WIW (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used to leverage WIW's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the SEC and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by WIW, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of WIW to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date.


(7)       Approved by initial sole shareholder.

                                                                      APPENDIX E

              FEES PAID TO THE ADVISER, SUB-ADVISER AND AFFILIATES

          The following table indicates amounts paid by each Fund to its Adviser or an affiliate of the Adviser, a Sub-Adviser or an affiliate of the Sub-Adviser and commission paid to Affiliated Brokers during the Fund's last fiscal year.

                                      SUB-                                         PERCENTAGE OF
                                   ADVISORY        ADMINISTRATION    AGGREGATE         FUND'S
                 ADVISORY FEE         FEE                FEE         BROKERAGE  AGGREGATE BROKERAGE
               (AFTER WAIVERS    (AFTER WAIVERS        (AFTER       COMMISSIONS  COMMISSION PAID TO
                     AND              AND            WAIVERS AND      PAID TO    AFFILIATED BROKERS
               REIMBURSEMENTS,   REIMBURSEMENTS,   REIMBURSEMENTS,   AFFILIATED (IDENTIFY BROKER AND
FUND           IF ANY) ($)(1)    IF ANY) ($)(2)    IF ANY) ($)(3)    BROKERS ($)    RELATIONSHIP)
---- -------------------------- ----------------- ----------------- ----------- --------------------
Exchange-Traded Funds
Claymore Exchange-Traded Fund Trust


 CSD          $          0             N/A         $        0            $ 0             N/A
 CVY               115,095             N/A             14,603              0             N/A
 CZA                     0             N/A                  0              0             N/A
 DEF                     0             N/A                  0              0             N/A
 EEB             2,165,996             N/A            108,143              0             N/A
 IRO                     0             N/A                  0              0             N/A
 LVL                     0             N/A                  0              0             N/A
 NFO                 3,307             N/A              6,284              0             N/A
 OTP                     0             N/A                  0              0             N/A
 OTR                     0             N/A                  0              0             N/A
 RYJ               337,315(8)          N/A                  0              0             N/A
 STH                     0             N/A                  0              0             N/A
 UBD                     0     $         0                 0               0             N/A
 ULQ                     0               0                 0               0             N/A
 XGC                 1,844(8)          N/A                  0              0             N/A
 XRO                68,639             N/A              9,911              0             N/A

Claymore Exchange-Traded Fund Trust 2
 CGW          $    481,926             N/A         $   41,693            $ 0             N/A
 CRO                     0             N/A                  0              0             N/A
 CUT                47,448             N/A              9,714              0             N/A
 EEN                 4,366(8)          N/A                  0              0             N/A
 ENY                     0             N/A                961              0             N/A
 EXB                     0             N/A                  0              0             N/A
 FAA                     0             N/A                  0              0             N/A
 FRN                     0             N/A                  0              0             N/A
 HAO                     0             N/A                  0              0             N/A
 HGI                     0             N/A                  0              0             N/A
 ROB                     0             N/A                  0              0             N/A
 SEA                     0             N/A                  0              0             N/A
 TAN               319,724             N/A             34,858              0             N/A
 TAO                     0             N/A                  0              0             N/A

Closed-End Funds
 FMO          $  5,179,724     $ 2,589,862         $  116,293            $ 0             N/A
 MCN             1,108,341       1,108,341             57,524(4)           0             N/A
 OLA             2,729,252       1,364,626             69,482              0             N/A
 TYW             2,171,216       1,103,111(5)          77,035              0             N/A
 WIW             5,683,485       2,557,568(6)         125,000(7)           0             N/A

(1) With respect to each Sub-Advised Fund (except MCN), the Adviser pays a portion of the Advisory Fees received to the Sub-Adviser as a sub-advisory fee.

(2) With respect to each Sub-Advised Fund (except MCN), the Sub-Advisory Fee is paid to the Sub-Adviser by the Adviser. With respect to MCN, the Sub-Advisory Fee is paid to the Sub-Adviser by the Fund.

(3)       Paid to Claymore Advisors, LLC, unless otherwise noted.

(4) In addition to the administrator fees paid to Claymore Advisors, LLC, the Fund also paid $55,974 to Madison, the Fund's Sub-Adviser, pursuant to a Fund Accounting Agreement.


(5) With respect to TYW, during TYW's last fiscal year, TS&W received a sub-advisory fee from the Adviser in an amount of $604,065 and SMC received a sub-advisory fee from the Adviser in an amount of $499,046.

(6) With respect to WIW, during WIW's last fiscal year, Western received a sub-advisory fee from the Adviser in an amount of $2,557,568. During WIW's last fiscal year, the Western Affiliates did not receive any sub-advisory fees. Any sub-advisory fee paid to a Western Affiliate is payable by Western.

(7) Paid to Legg Mason Fund Adviser, Inc., an affiliate of Western, which served as administrator to WIW until September 30, 2009. Since September 30, 2009, Legg Mason Partners Fund Advisor, LLC, an affiliate of Western, has served as administrator to WIW.

(8) RYJ, XGC and EEN pay to the Adviser a unitary management fee for the services and facilities provided by the Adviser. Out of the unitary management fee, the Adviser pays substantially all expenses of the ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

                                                                      APPENDIX F

                 ADDITIONAL INFORMATION ABOUT THE SUB-ADVISERS

ANALYTIC INVESTORS LLC


          Analytic Investors LLC ("Analytic") acts as OLA's investment sub-adviser and is responsible for the day-to-day management of OLA's portfolio. As of June 30, 2009, Analytic managed approximately $8.5 billion in total assets. Analytic is a subsidiary of Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2008, Old Mutual plc and its affiliates had approximately [pound]265 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management. Analytic is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, and Old Mutual plc is located at Old Mutual Place, 5th Floor, 2 Lambeth Hill, London EC4V 4GG.


          Principal Executive Officer and Board of Directors. Harindra de Silva, Ph.D., CFA, Director/President; Roger Clark, Ph.D., Director/President; Marie Nastasi Arlt, Director/VP; all located at 555 West 5th St., 50th Floor, Los Angeles, CA 90013; Thomas Turpin, Director/Interim CEO, 200 Clarendon St., 52nd Floor, Boston, MA 02116.

          Other Funds Advised by Analytic. Analytic acts as investment adviser with respect to one other registered investment companies having similar investment objectives as OLA.


FUND          MANAGED ASSETS(1)   ADVISORY FEE
------------- ------------------- ------------
Old Mutual      $139,000,000        0.95%(2)
Analytic Fund

(1)       As of October 23, 2009.

(2) Fee waivers and/or expense reimbursement totaled 0.10% for the Institutional class shares, 0.07% for A class shares, 0.04% for C class chares and 0.05% for Z class shares.



          Relationships with the Fund. Matthew J. Appelstein serves as a trustee of TYW and OLA and is an employee and officer of Old Mutual Asset Management, the parent company of Analytic. No other Trustee of the Funds is an officer, employee, director, general partner or Shareholder of Analytic or has any material direct or indirect interest in Analytic any other person controlling, controlled by or under common control with Analytic. No officers of the Funds are employees or officers of Analytic.

FIDUCIARY ASSET MANAGEMENT, LLC

          Fiduciary Asset Management, LLC ("FAMCO"), a wholly-owned subsidiary of Piper Jaffray Companies, acts as FMO's investment sub-adviser and is responsible for making investment decisions with respect to the investment of FMO's assets. As of September 30, 2009, FAMCO supervised and managed approximately $14 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, closed-end funds and private investment funds. FAMCO is located at 8235 Forsyth Blvd., Suite 700, St. Louis, Missouri 63105 and Piper Jaffray Companies is located at 800 Nicollet Mall, Minneapolis, MN, 55402.

          Principal Executive Officer and Board of Directors. Mr. Wiley D. Angell, 8235 Forsyth Blvd. Suite 700, St. Louis, MO, 63105, is the Chief Executive Officer.

          Other Funds Advised by FAMCO. FAMCO acts as investment adviser with respect to one other registered investment companies having similar investment objectives as FMO.


FUND                  MANAGED ASSETS(1)  ADVISORY FEE
-------------------- ------------------- ------------
MLP & Strategic        $194,000,000          .50%
Equity Fund Inc.

(1)       As of October 22, 2009.


          Relationships with the Fund. Joseph E. Gallagher, Jr. serves as a trustee of FMO and is an employee and officer of FAMCO. No other Trustee of the Funds is an officer, employee, director, general partner or Shareholder of FAMCO or has any material direct or indirect interest in FAMCO any other person controlling, controlled by or under common control with FAMCO. Certain officers of FMO, as identified on Appendix G, are employees or officers of FAMCO.

MADISON ASSET MANAGEMENT, LLC

          Madison Asset Management, LLC ("Madison"), a subsidiary of Madison Investment Advisors, Inc., acts as MCN's investment manager and is responsible for the day-to-day management of the MCN's portfolio. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies, with assets under management of approximately $15 billion as of September 30, 2009. Madison and Madison Investment Advisors, Inc. are located at 550 Science Drive, Madison, Wisconsin 53711.

          Principal Executive Officer and Board of Directors. Mr. Frank E. Burgess, 550 Science Drive, Madison, WI 53711, is the Chief Executive Officer of Madison Investment Advisors, Inc. The Board of Directors of Madison Investment Advisors, Inc. is Frank E. Burgess, Michael J. Schlageter, Katherine
L. Frank and Jay R. Sekelsky, each of 550 Science Drive, Madison, WI 53711.

          Other Funds Advised by Madison. As of the Record Date, Madison acts as investment adviser with respect to two other registered investment companies having similar investment objectives as MCN.


FUND   MANAGED ASSETS(1)  ADVISORY FEE
----- ------------------- ------------
MSP     $79,707,765           .80%
MADOX    5,956,276            .75%

(1)       As of October 22, 2009.

          Relationships with the Fund. Frank E. Burgess serves as a trustee of MCN and is an employee and officer of Madison. No other Trustee of the Funds is an officer, employee, director, general partner or Shareholder of Madison or has any material direct or indirect interest in Madison any other person controlling, controlled by or under common control with Madison. Certain officers of MCN, as identified on Appendix G, are employees or officers of Madison.

          Madison provides fund accounting services to MCN pursuant to a separate Fund Accounting Agreement. It is expected that Madison will continue to provide such services to MCN. The fund accounting fee is based on the combined managed assets of MCN and another closed-end investment company sponsored by Madison. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. The amount of the fund accounting fees paid by MCN to Madison during MCN's last fiscal year are set forth in Appendix E.

MELLON


          Mellon Capital Management Corporation ("Mellon") acts as investment sub-adviser to UBD and ULQ. Mellon is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. As of September 30, 2009, Mellon had assets under management totaling approximately $169.7 billion. Mellon is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105 and The Bank of New York Mellon Corporation is located at One Wall Street, New York, New York 10286.


          Principal Executive Officer and Board of Directors. Charles Jacklin, President & Chief Executive Officer. Board of Directors: William L. Fouse, CFA, Chairman, Mellon Capital Management; Thomas F. Loeb, Chairman, Mellon Capital Management; Charles J. Jacklin, President and CEO , Mellon Capital Management; Ronald P. O'Hanley, President and CEO, BNY Mellon Asset Management; Thomas B. Hazuka, Vice Chairman, Mellon Capital Management; Phillip N. Maisano, Chairman, EACM Advisors LLC; William P. Rydell, CFA, Vice Chairman, Mellon Capital Management; Scott E. Wennerholm, Chief Operating Officer, BNY Mellon Asset Management; John S. Cone, CFA.


          Other Funds Advised by Mellon. Mellon does not act as investment adviser with respect to any other registered investment companies having similar investment objectives as UBD or ULQ.


          Relationships with the Fund. No Trustee of the Funds is an officer, employee, director, general partner or Shareholder of Mellon or has any material direct or indirect interest in Mellon or any other person controlling, controlled by or under common control with Mellon. No officers of the Funds are employees or officers of Mellon.

SMC FIXED INCOME MANAGEMENT, LP

          SMC Fixed Income Management, LP ("SMCFIM") acts as investment sub-adviser to TYW and is responsible for the day-to-day management of TYW's portfolio of municipal securities. SMCFIM is an affiliate of Spring Mountain Capital, LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of September 30, 2009, SMCFIM has under management and advisement the following municipal assets: 1.) TYW - $152 million; 2.) Separately managed accounts - $45 million; and 3.) unit investment trusts - $800 million. The general partner of SMCFIM is SMC Fixed Income Management, LLC. SMCFIM is located at 3 Independence Way, Suite 205, Princeton, New Jersey 08540 and Spring Mountain is located at 65 East 55th Street, 33rd Floor, New York, NY 10022.

          Principal Executive Officer and Board of Directors. Limited Partners:
Spring Mountain Capital, LP and Vincent Giordano.

          Other Funds Advised by SMCFIM. SMCFIM does not act as investment adviser with respect to any other registered investment companies having similar investment objectives as TYW.

          Relationships with the Fund. No Trustee of the Funds is an officer, employee, director, general partner or Shareholder of SMC or has any material direct or indirect interest in SMC or any other person controlling, controlled by or under common control with SMC. Certain officers of TYW, as identified on Appendix G, are employees or officers of SMC.

THOMPSON, SIEGEL & WALMSLEY LLC


          Thompson, Siegel & Walmsley LLC ("TS&W") acts as investment sub-adviser to TYW and is responsible for the day-to-day management of TYW's portfolio of equity and income securities. As of September 30, 2009, TS&W managed approximately $6.4 billion in total assets. TS&W is a subsidiary of Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2008, Old Mutual plc and its affiliates had approximately (pound)265 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management. TS&W is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, and Old Mutual plc is located at Old Mutual Place, 2 Lambeth Hill, London, EC4VGG.


          Principal Executive Officer and Board of Directors. Matthew G. Thompson, Chairman; Lawrence E. Gibson, Co- CEO; Horace P. Whitworth, Co-CEO; H.B. Thomson; Thomas Turpin, CEO Old Mutual Asset Management.

          Other Funds Advised by TS&W. TS&W does not act as investment adviser with respect to any other registered investment companies having similar investment objectives as TYW.

          Relationships with the Fund. Matthew J. Appelstein serves as a trustee of TYW and OLA and is an employee and officer of Old Mutual Asset Management, the parent company of TS&W. No other Trustee of the Funds is an officer, employee, director, general partner or Shareholder of TS&W or has any material direct or indirect interest in TS&W any other person controlling, controlled by or under common control with TS&W. No officers of the Funds are employees or officers of TS&W.

WESTERN ASSET MANAGEMENT COMPANY

          Western serves as WIW's investment manager. Western is a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"), a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. Western's address is 385 East Colorado Boulevard, Pasadena, California 91101. The address of Legg Mason is 100 International Drive, Baltimore, Maryland 21202. As of June 30, 2009, Western managed approximately $485.2 billion in total assets. The following non-U.S. affiliates of Western also serve as investment managers of WIW:

          Western Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145;

          Western London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC; and

          Western Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.


          Western Japan is wholly owned by Legg Mason. Western Asset Management
(UK) Holdings Limited 10 Exchange Square, Primrose Street, London, United Kingdom EC2A 2EN is the sole shareholder of Western London. LM International Holding LP 155 Bishopsgate London, United Kingdom EC2M 3TY is the sole shareholder of Western Asset Management (UK) Holdings Limited and Western Singapore. Legg Mason International Holdings, LLC 100 International Drive, Baltimore, MD 21202 and Legg Mason International Holdings II, LLC 100 International Drive, Baltimore, MD 21202 are the sole general partners of LM International Holding LP. Legg Mason is the sole shareholder of Legg Mason International Holdings, LLC and Legg Mason International Holdings II, LLC.

          Principal Executive Officer and Boards of Directors.

                NAME, ADDRESS AND PRINCIPAL           NAME, ADDRESS AND PRINCIPAL
                OCCUPATION OF PRINCIPAL               OCCUPATION OF DIRECTORS WHO ARE
FIRM            EXECUTIVE OFFICER                     NOT PRINCIPAL EXECUTIVE OFFICERS
--------- ------------------------------------------- -------------------------------------
WESTERN         James W. Hirschmann III; 385 E.       Jeffrey A. Nattans; 100
                Colorado Blvd., Pasadena, CA 91101;   International Drive, Baltimore, MD
                Director and Chief Executive Officer  21202; Executive Vice President of
                of Western                            Legg Mason
                                                      David R. Odenath; 100 International
                                                      Drive, Baltimore, MD 21202; Senior
                                                      Executive Vice President of Legg
                                                      Mason

WESTERN         Michael B. Zelouf; 10 Exchange        Ronald R. Dewhurst; 100 International
LONDON          Square, Primrose Street, London,      Drive, Baltimore, MD 21202;
                United Kingdom EC2A 2EN; Director     Senior Executive Vice President of
                and Senior Executive Officer of       Legg Mason
                Western London
                                                      James W. Hirschmann III
                                                      David R. Odenath
                                                      Charles A. Ruys de Perez; 385 E.
                                                      Colorado Blvd., Pasadena, CA 91101;
                                                      General Counsel and Secretary of
                                                      Western

WESTERN         Naoya Orime; 5-1 Marunouchi 1-Chome,  Ronald R. Dewhurst
JAPAN           Chiyoda-Ku, Tokyo, Japan, 100-6536,
                Director and Head of Operations       Takashi Komatsu, 5-1 Marunouchi
                                                      1-Chome, Chiyoda-Ku, Tokyo, Japan,
                                                      100-6536; Director and Chief
                                                      Compliance Officer of Western Japan
                                                      David R. Odenath
                                                      Michael B. Zelouf

WESTERN         Rajeev De Mello; 1 George Street      Ronald R. Dewhurst
SINGAPORE       #23-01, Singapore, Singapore 049145,
                Chief Executive Officer and Executive David R. Odenath
                Director of Western Singapore
                                                      Michael B. Zelouf

          Other Funds Advised by Western or one or more Western Affiliates. Under normal market conditions, at least 80% of WIW's total managed assets are invested in inflation-linked securities. The following are the registered investment companies that predominantly invest in inflation-linked securities that are advised by Western and/or one or more of the Western Affiliates.

                                                                      ADVISORY
FUND                              SUB-ADVISER     MANAGED ASSETS(4)   FEE RATE
----------------------------- ------------------ ------------------- ----------
Western Asset                  Western and each    $ 472,197,593      0.20%(1)
Inflation Indexed              Western Affiliate
Plus Bond Portfolio
Western Asset                      Western,        $ 165,456,881       N/A%(2)
Inflation Management          Western London and
Fund Inc.                     Western Singapore
Western Asset/Claymore         Western and each    $ 356,520,528      0.40%(3)
Inflation-Linked               Western Affiliate
Securities & Income Fund (WIA)

(1) The fund pays its investment manager a monthly management fee based on the average net assets of the fund at the annual rate shown (prior to agreed waivers or reimbursements). To the extent the fund's manager receives a management fee after taking into account contractual waivers and reimbursements, the manager pays the entire management fee it receives to Western and the Western Affiliates based on the respective portion of the fund's assets managed by each of Western and each Western Affiliate.

(2) Western Asset Inflation Management Fund Inc. pays its investment manager an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of such fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. The fund's investment manager pays Western 70% of the net management fee it receives from the fund. In turn, Western pays each of Western London and Western Singapore a subadvisory fee of 0.30% on the assets managed by such affiliate.

(3) Annual fee, paid by the fund to Western monthly, as a percentage of "Average Weekly Assets" of WIA (calculated in the same manner Average Weekly Assets is calculated for WIW as described in footnote 1 to the table in Appendix C to this proxy statement). Using the same annual fee rate, Western then pays to each Western Affiliate an annual fee, paid monthly, as a percentage of "Average Weekly Assets" of WIA managed by such Western Affiliate.

(4)       As of October 23, 2009.


          Relationships with the Fund. R. Jay Gerken serves as a trustee of WIW and is an employee and officer of Legg Mason. No other Trustee of the Funds is an officer, employee, director, general partner or shareholder of Western or a Western Affiliate or has any material direct or indirect interest in Western or a Western Affiliate any other person controlling, controlled by or under common control with Western or a Western Affiliate. Certain officers of WIW, as identified on Appendix G, are employees or officers of Western, a Western Affiliate, WIW's administrator or their affiliates.


          Legg Mason Fund Adviser, Inc., 100 International Drive, Baltimore, MD 21202, served as administrator to WIW until September 30, 2009. Since September 30, 2009, Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, MD 21202, has served as administrator to WIW. Each entity is an affiliate of Western. It is expected that Legg Mason Partners Fund Advisor, LLC will continue to provide administrative services to WIW. In consideration for these services, WIW pays the administrator a monthly fee at an annual rate of $125,000. The amount of the administrative fees paid by WIW during the WIW's last fiscal year are set forth in Appendix E.

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

                                                                      APPENDIX G

                              AFFILIATED OFFICERS

          The following table identifies each person who serves as an officer of the Funds who is a officer, employee or equity owner of the Adviser or a Sub-Adviser, and lists the Funds for which such person serves as an officer.


AFFILIATED ENTITY     NAME                     FUND(S)
-----------------     ------------------------ ----------------------
Adviser .........     J. Thomas Futrell        All Funds (except WIW)
                      Kevin M. Robinson        All Funds (except WIW)
                      Steven M. Hill           All Funds
                      Bruce Saxon              All Funds (except WIW)
                      Mark E. Mathiasen        All Funds
                      James Howley             All Funds (except WIW)
                      Mark J. Furjanic         All Funds (except WIW)
                      Donald P. Swade          All Funds (except WIW)
                      Melissa J. Nguyen        All Funds
                      Elizabeth H. Hudson      MCN, OLA, TYW, FMO
Analytic ........     None                     N/A
FAMCO ...........     James Cunnane Jr.        FMO
                      Charles Walbrandt        FMO
Madison .........     Frank E. Burgess         MCN
                      Jay Sekelsky             MCN
                      Kay Frank                MCN
                      Ray DiBernardo           MCN
                      Greg Hoppe               MCN
Mellon ..........     None                     N/A
SMC .............     Vincent R. Giordano      TYW
                      George Gregorio          TYW
                      Roberto W. Roffo         TYW
TS&W ............     None                     N/A
Western .........     R. Jay Gerken            WIW
                      Charles A. Ruys de Perez WIW
                      Todd F. Kuehl            WIW
                      Frances M. Guggino       WIW
                      Erin K. Morris           WIW
                      Susan C. Curry           WIW

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

                                                                      APPENDIX H

              CLOSED-END FUND DEADLINES FOR SHAREHOLDER PROPOSALS

          The following table shows the dates by which (i) Shareholder proposals intended for inclusion in a Closed-End Fund's proxy statement in connection with such Fund's next scheduled annual meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by such Fund at such Fund's principal executive offices and (ii) Shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by such Fund at such Fund's principal executive offices, including the deadline to be considered "timely" within the meaning of Rule 14a-4(c).

         DEADLINE FOR               PROPOSALS OUTSIDE 14A-8
FUND RULE 14A-8 PROPOSALS    NOT EARLIER THAN     NOR LATER THAN(1)
---- --------------------    ----------------    -------------------
FMO   February 15, 2010       March 23, 2010      April 22, 2010
MCN   February 22, 2010       March 23, 2010      April 22, 2010
OLA   February 10, 2010       March 22, 2010      April 21, 2010
TYW   February 10, 2010       March 22, 2010      April 21, 2010
WIW   December 10, 2009      February 8, 2010    February 23, 2010

(1) Deadline by which Shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by such Fund at such Fund's principal executive offices in order to be considered "timely" within the meaning of Rule 14a-4(c).


          The proper submission of a Shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a Shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the applicable Fund's Declaration of Trust and Bylaws.

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

                                                            APPENDIX I

                      FORMS OF NEW ADVISORY AGREEMENTS

                                  INDEX
                                                                 PAGE
Closed-End Fund (Except WIW) Form of New Advisory Agreement      I-2
WIW Form of New Advisory Agreement                               I-10
ETF Form of New Advisory Agreement                               I-20

          CLOSED-END FUND (EXCEPT WIW) FORM OF NEW ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

          THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of , 2010, between , a trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

          WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. IN GENERAL. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

          2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;
(ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more sub-investment advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

                                      I-2

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          3. DUTIES AND OBLIGATIONS OF ADVISER WITH RESPECT TO THE
ADMINISTRATION OF THE TRUST. The Adviser also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Adviser agrees to provide the following administrative services:

               (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

               (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's Administrator or such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

               (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

               (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

               (e) Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

               (f) Prepare (or oversee the preparation) for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon;

               (g) Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's Custodian, counsel or auditors;

               (h) Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

               (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

               (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian, Transfer Agent,

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Administrator and Dividend Disbursing Agent as the Board of Trustees may
reasonably request or deems appropriate;

               (k) Oversee and review calculations of fees paid to the Trust's service providers;

               (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

               (m) Consult with the Trust's officers, independent accountants, legal counsel, Custodian, Administrator or other accounting agent, Transfer Agent and Dividend Disbursing Agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

               (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

               (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's Dividend Disbursing Agent and Custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

               (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

               (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

               (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

               (s) Respond to or refer to the Trust's officers or Transfer Agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

               (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Adviser.

All services are to be furnished through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Adviser or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

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          4. COVENANTS. In the performance of its duties under this Agreement, the Adviser:

               (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust, as amended and restated, and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust;

               (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

               (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any

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securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The Securities and Exchange Commission has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

          8. EXPENSES. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

          9. COMPENSATION OF THE ADVISER.

               (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee (the "Investment Advisory Fee") in arrears at an annual rate equal to % of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation

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preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

               (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          10. LIMITATION ON LIABILITY. (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

               (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives
(i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be per formed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME CLAYMORE. The Adviser has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or

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otherwise, the remainder of this Agreement shall not be affected thereby. This
Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                     _____________________________

                                     By: _____________________________
                                         Name:
                                         Title:

                                     CLAYMORE ADVISORS, LLC

                                     By: _____________________________
                                         Name:
                                         Title:

                       WIW FORM OF NEW ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT


          This INVESTMENT ADVISORY AGREEMENT, made this day of _________, 2010, by and between Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Advisor").


          WHEREAS, the Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust wishes to retain the Advisor to provide certain investment advisory, management, administrative and shareholder services; and

WHEREAS, the Advisor is willing to furnish such services on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

          1. The Trust hereby appoints Claymore Advisors, LLC as Advisor of the Trust for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. The Trust shall at all times keep the Advisor fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Advisor with such other documents and information with regard to its affairs as the Advisor may from time to time reasonably request.

          3. (a) Subject to the supervision of the Trust's Board of Trustees (the "Trustees"), the Advisor shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust's investment objectives, policies and restrictions. The Advisor shall determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Trust, as each of the foregoing may be amended from time to time. The Advisor will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, the Advisor shall seek to obtain the most favorable price and execution available, except to the

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extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Advisor, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Trust, a broker that provides brokerage and research services to the Advisor or any affiliated person of the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other clients of the Advisor and any affiliated person of the Advisor as to which the Advisor or any affiliated person of the Advisor exercises investment discretion. The Advisor shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, and shall perform such other functions of management and supervision, as may be directed by the Trustees.

          (b) In addition to the services to be provided by the Advisor pursuant to Paragraph 3(a) of this Agreement, the Advisor shall, subject to the supervision of the Trustees, provide the services set forth in Exhibit A attached hereto. In all matters pertaining to the performance of the services set forth in Exhibit A, the Advisor will act in conformity with the Trust's Agreement and Declaration of Trust, By-Laws and registration statements, each as amended from time to time, and with the directions of the Trustees and the Trust's executive officers; and will conform to and comply with the requirements of the 1940 Act and the rules and regulations thereunder and all other applicable federal or state laws and regulations. Notwithstanding any other provision of this Agreement, the Advisor shall be responsible for any expense it incurs in connection with its duties under this Paragraph 3(b).

          (c) The Trust hereby agrees with the Advisor and with any investment manager appointed pursuant to Paragraph 4 below (an "Investment Manager") that any entity or person associated with the Advisor or Investment Manager (or with any affiliated person of the Advisor or Investment Manager) that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in

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accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

          4. The Advisor may enter into a contract ("Investment Management Agreement") with one or more investment managers in which the Advisor delegates to such investment manager or investment managers any or all of its duties specified in Paragraph 3 hereunder. Such Investment Management Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.


          5. (a) The Advisor, at its expense, shall supply the Board of Trustees and officers of the Trust with statistical information and reports reasonably requested by them and reasonably available to the Advisor and shall furnish the Trust with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Trust. The Advisor shall oversee the maintenance of all books and records with respect to the Trust's portfolio transactions and the keeping of the Trust's books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that any records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust's request. The Advisor further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Advisor shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. The Advisor may enter into a contract with one or more other parties in which the Advisor delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).

          (b) Other than as herein specifically indicated, the Advisor shall not be responsible for the expenses of the Trust. Specifically (but without limitation), the Advisor will not be responsible for any of the following expenses of the Trust, which expenses shall be borne by the Trust: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Trust and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Trust's shares; expenses of registering and qualifying shares of the Trust for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Trust shareholders; costs of stationery; costs of shareholders' and other meetings of the Trust; Trustees' fees; audit fees; travel expenses of officers, Trustees and employees of the Trust, if any; and the Trust's

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pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and/or its officers and Trustees.

          6. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he or she is at the same time a director, officer, or employee of the Advisor or any affiliated company of the Advisor. This Paragraph 6 shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Advisor's or any affiliated company's staff.


          7. As compensation for the services performed and expenses assumed by the Advisor, including the services of any consultants, investment managers or other parties retained by the Advisor, the Trust shall pay the Advisor an annual fee, payable on a monthly basis, at the annual rate of 0.60% of the Trust's average weekly assets. "Average Weekly Assets" means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used to leverage the Trust's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties. In the event that the expenses of the Trust exceed any expense limitation which the Advisor may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Advisor may prescribe in such notice, the compensation due the Advisor shall be reduced, and, if necessary, the Advisor shall bear the Trust's expenses to the extent required by such expense limitation.

          8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

          9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Advisor to engage in any other business or to render services of any kind, including investment advisory and management services, to any other trust, firm, individual or association.

          10. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          11. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Paragraph 12 below) until terminated as follows:

          (a) Either party hereto may at any time terminate this Agreement by sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

          (b) If (i) the Trustees or the shareholders of the Trust by the vote of a majority of the outstanding voting securities of the Trust, and
          (ii) a majority of the Trustees who are not interested persons of the Trust or of the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the first anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Advisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          Action by the Trust under paragraph (a) of this Paragraph 11 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

          12. Except as otherwise provided herein, this Agreement shall terminate automatically in the event of its assignment by the Advisor and shall not be assignable by the Trust without the consent of the Advisor. Any termination of this Agreement pursuant to Paragraph 11 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Advisor.

          13. The Advisor hereby grants to the Trust the nonexclusive right and license to use the mark "Claymore" (the "Licensed Mark") in the Trust's name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. The Advisor agrees that it shall receive no compensation for any such use by the Trust. The Advisor hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word "Claymore."

          14. The Advisor agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, any Investment Manager appointed pursuant to Paragraph 4 hereof, and all prior, current or potential shareholders of the Trust and not to use such records and information for any purpose other than the performance of its duties hereunder. The Advisor also agrees that, without the prior written consent of the Trust, it will not disclose personal information of any shareholders of the Trust ("Personal Shareholder Information") or any other confidential information, including to its affiliates, unless it is required by law to disclose the information to the recipient of such information. The Advisor further agrees, represents and warrants that (a) only those employees of the Advisor who need to do so in carrying out their job responsibilities may access Personal Shareholder Information; (b) it maintains physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality; and (c) it may use Personal Shareholder Information only for the purposes set forth in this Agreement. Upon termination of this Agreement, all confidential information shall be promptly returned unless otherwise agreed to by the parties, although copies may be retained.

          15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

          16. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

    Attest:              WESTERN ASSET/CLAYMORE
                         INFLATION-LINKED
                         OPPORTUNITIES &
                         INCOME FUND

    By:              By:
    ----------          ----------------------

    Attest:              CLAYMORE ADVISORS, LLC

    By:              By:
    ----------          ----------------------

                                   EXHIBIT A

o Reply to requests for information concerning the Trust from shareholders or prospective shareholders, brokers or the public;

o Aid in the secondary market support of the Trust through regular written and oral communications with the Trust's New York Stock Exchange specialist, the closed-end fund analyst community and various information providers specializing in the dissemination of closed end fund information;

o Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's reports to be sent to the Trust's shareholders, and arrange for the printing and dissemination of such reports to shareholders;

o Prepare (or oversee the preparation) for review by an officer of the Trust all reports required to be filed with the Securities and Exchange Commission, including reports on Forms N-SAR and N- CSR, and in the filing of such completed forms with the Securities and Exchange Commission;

o Assist in the dissemination to shareholders of the Trust's proxy materials and assist in the filing of such materials with the Trust's regulators, and oversee the tabulation of proxies by the Trust's transfer agent;

o Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and assist in the preparation of materials relevant to the Trust's Dividend Reinvestment Plan;

o Establish and maintain a toll-free number for sales support and marketing requests on an ongoing basis;

o Develop and maintain, as agreed by the Trust, a website for the Trust which will provide daily and weekly updates, daily net asset value and price information, monthly distribution notifications and such other information reasonably requested by the Trust, as well as hyperlinks to the websites of the Advisor and any Investment Manager appointed pursuant to Paragraph 4 above, for added information;

o Make the Trust and any Investment Manager aware of trading strategies that might be used for the Trust and communicate to the investment community any changes made to the Trust's trading strategies;

o Assist, as agreed by the Trust, in the provision of materials regarding the Trust to the investment community and current and prospective investors;

o Assist in the review of materials made available to shareholders and prospective investors to assure compliance with applicable laws, rules and regulations;

o Oversee, as agreed by the Trust, the dissemination of the Trust's net asset value, market price and discount;

o         Host analyst meetings as appropriate;

o Provide persons to serve as officers and trustees of the Trust, as the Trust may request;

o Maintain ongoing contact with brokers in branch offices whose clients hold Trust shares or whose clients may have an interest in acquiring Trust shares, including providing, among other things, progress reports on the Trust, dividend announcements and performance updates;

o         Assist in the drafting of press releases to the public;

o Make such reports and recommendations to the Trustees as the Trustees reasonably request or deem appropriate;

o Oversee, in consultation with, and as agreed by, any Investment Manager, matters relating to the conduct and administration of meetings of the Trustees, including, without limitation, the preparation and distribution of all appropriate materials to the Trustees in advance of any such meetings, the scheduling of such meetings, communication with respect to such meetings and, if requested, the hosting of such meetings (including arranging any off-site meetings);

o Oversee the maintenance by the Trust's custodian and transfer agent and dividend disbursing agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's administrator or such other persons as approved by the Trustees) such other books and records required by law or for the proper operation of the Trust;

o Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

o Review the appropriateness of and arrange for payment of the Trust's expenses;

o Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

o Oversee and review calculations of fees paid to the Trust's service providers;

o Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

o Consult with the Trust's officers, independent accountants, legal counsel, custodian, administrator or other accounting agent, transfer agent and dividend disbursing agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

o Review implementation of any share purchase programs authorized by the Trustees;

o Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

o Provide such assistance to the custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust; and

o Provide such other services as the parties may mutually agree from time to time.

                       ETF FORM OF NEW ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

          THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of _________________, 2010, between _________________, a Delaware statutory trust
(the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

          WHEREAS, the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is authorized to issue an unlimited number of shares with each series; and in separate series representing interests in a separate portfolio of securities and other assets; and

          WHEREAS, the Trust intends to offer its shares in one or more such series, as listed in Exhibit A or B hereto, which may be amended from time to time to add or remove a series (each, a "Fund"), and invest the proceeds in securities,

          WHEREAS, the Trust had previously retained the Adviser to render investment advisory services hereunder with respect to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser dated as of ______________ (the "Prior Agreement");

          WHEREAS, the Prior Agreement was terminated as a result of its assignment under the 1940 Act, whereupon the Trust and the Adviser entered into an Interim Investment Advisory Agreement dated as of October 14, 2009;

          WHEREAS, the Trust wishes to continue to have the Adviser furnish investment advisory services to each Fund on an ongoing basis;

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. In General. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of each Fund's assets and to supervise and arrange for the day-to-day operations of each Fund and the purchase of securities for and the sale of securities held in the investment portfolio of each Fund.

          2. Duties and Obligations of the Adviser with Respect to Investment of Assets of each Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of each Fund's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for each Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of each Fund;
(ii) supervise the investment program of each Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers, including but not limited to delegating the voting of proxies relating to a Fund's portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of each Fund's assets pursuant to this Agreement and to applicable law. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund's benchmark index in exchange for "Creation Units" for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust's custodian with respect to such designations).

          3. Covenants. In the performance of its duties under this Agreement, the Adviser:

                    (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law;
          (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in the Trust's Registration Statement on Form N-1A; and (v) any policies and determinations of the Board of Trustees of the Trust;

                    (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to each Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to each Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will a Fund's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

                    (c) will treat confidentially and as proprietary information of each Fund all records and other information relative to each Fund, and each Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

          4. Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. Agency Cross Transactions. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The Securities and Exchange Commission has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

          7. Expenses. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

          During the term of this Agreement for each Fund listed on Exhibit A hereto, the Adviser shall pay all of the expenses of each such Fund, except for the fee payments under this Agreement, payments under the Fund's 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

          8. Compensation of the Adviser. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate equal to the percentage of the Fund's average daily net assets set forth on Exhibit A or B hereto, as applicable. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          9. Limitation on Liability.

                    (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                    (b) Each Fund may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the applicable Fund by the Adviser as provided below) if the Fund receives (i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the applicable Fund whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) each Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

          10. Duration and Termination. This Agreement shall become effective with respect to each Fund as of the date (the "Effective Date") this Agreement has been approved by (a) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of a majority of the outstanding voting securities of each Fund at the time outstanding and entitled to vote. Unless sooner terminated with respect to each Fund as provided herein, this Agreement shall continue in effect for a period of one year from the Effective Date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of each Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          As additional series, other than the Funds, are established, the Agreement shall become effective with respect to each such series listed in Exhibit A or B, as applicable, at the annual fee set forth in such Exhibit upon the initial public offering of such new series, provided that the Trust has previously approved this Agreement for continuation as provided in this Section 10.

          11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

          13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          14. Use of the Name Claymore. The Adviser has consented to the use by each Fund of the name or identifying word "Claymore" in the name of each Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to each Fund. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require a Fund to cease using "Claymore" in the name of the Fund if such Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of such Fund.

          15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust's Agreement and Declaration of Trust (the "Certificate"), is on file with the Secretary of the state of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust's Declaration of Trust, the obligations of the Trust are not binding on the Trust's trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

          16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                ___________________________________

                                By: ________________________________

                                    Name:

                                    Title:

                                CLAYMORE ADVISORS, LLC

                                By: ________________________________

                                    Name:

                                    Title:

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

                                                           APPENDIX J

                      FORMS OF NEW SUB-ADVISORY AGREEMENTS


                                      INDEX
                                                                 PAGE
FMO Form of New Sub-Advisory Agreement                           J-2
MCN Form of New Investment Management Agreement                  J-10
OLA Form of New Sub-Advisory Agreement                           J-18
TYW Form of TS&W New Sub-Advisory Agreement                      J-28
TYW Form of SMC New Sub-Advisory Agreement                       J-37
WIW Form of New Investment Management Agreement
   for Western                                                   J-45
WIW Form of New Investment Management for
   Western Affiliates                                            J-52
Sub-Advised ETF Form of New Sub-Advisory Agreement               J-59

                     FMO FORM OF NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT


          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of _________, 2010, among Fiduciary/Claymore MLP Opportunity Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Fiduciary Asset Management, LLC, a Missouri limited liability company (the "Investment Sub-Adviser").


          WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

          WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

          WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust;
(ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust, and (viii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees. The Trust shall maintain its books and records, and the Investment Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Investment Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Investment Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.

          3. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") thereunder;
(ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

          (d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Investment Sub-Adviser's fiduciary obligations to the Trust.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Investment Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

          7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser. The Investment Sub-Adviser shall not be responsible for any expenses of the Investment Adviser or the Trust not specifically set forth in this

Section 8 or otherwise in any written agreement between the Investment Sub-Adviser and the Trust or the Investment Adviser, as the case may be.

          8. COMPENSATION.

          (a) The Investment-Advisor agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to 0.50% of the average daily value of the Trust's Managed Assets. "Managed
Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser.

          10. LIMITATION ON LIABILITY.

          (a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section

(which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME FIDUCIARY. The Investment Sub-Adviser has consented to the use by the Trust of the name or identifying word "Fiduciary" in the name of the Trust. Such consent is conditioned upon the employment of the Investment Sub-Adviser as the investment sub-adviser to the Trust. The names or identifying words "Fiduciary" may be used from time to time in other connections and for other purposes by the Investment Sub-Adviser and any of its affiliates. The Investment Sub-Adviser may require the Trust to cease using "Fiduciary" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                        CLAYMORE ADVISORS, LLC

                                        By: ____________________________________

                                        FIDUCIARY ASSET MANAGEMENT, LLC

                                        By: ____________________________________

                                        FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

                                        By: ____________________________________

                MCN FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT

          THIS INVESTMENT MANAGEMENT AGREEMENT (the "Agreement") dated as of , 2010, among Madison/Claymore Covered Call & Equity Strategy Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Madison Asset Management, LLC, a Wisconsin limited liability company (the "Investment Manager").

          WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

          WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Investment Adviser wishes to retain the Investment Manager to provide certain sub-advisory services;

          WHEREAS, the Investment Manager is registered as a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Manager is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Manager to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. SERVICES OF THE INVESTMENT MANAGER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Manager will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, and
(vii) monitoring on a daily basis the investment activities and portfolio holdings relating of the Trust. At the request of the Investment Adviser, the Investment Manager will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Manager will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, on its own initiative, furnish to the Trust all information relevant to such developments. The Investment Manager will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Manager will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees.

          3. COVENANTS. In the performance of its duties under this Agreement, the Investment Manager:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Manager will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Manager will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Manager may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Manager, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Manager to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Manager or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request; and

          (d) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Manager or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Manager or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Investment Manager will not undertake any activities which will adversely affect the performance of its obligations under this Agreement.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Manager or brokers or dealers affiliated with the Investment Manager may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Manager's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Manager or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Manager is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Manager or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Manager's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Manager or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Manager or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Investment Manager.

          7. EXPENSES. During the term of this Agreement, the Investment Manager will bear all costs and expenses of its employees and any overhead incurred by the Investment Manager in connection with their duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Manager.

          8. COMPENSATION.

          (a) The Trust agrees to pay to the Investment Manager and the Investment Manager agrees to accept as full compensation for all services rendered by the Investment Manager as such, a monthly fee (the "Investment Management Fee") in arrears at an annual rate equal to 0.50% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          9. CERTAIN INFORMATION. The Investment Manager shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Manager shall fail to be registered as an investment adviser under the Advisers Act, (b) the Investment Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Investment Manager or any parent of the Investment Manager within the meaning of the 1940 Act, or (d) there is an adverse change in the business or financial position of the Investment Manager.

          10. LIMITATION ON LIABILITY.

          (a) The Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Manager, the Investment Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Investment Manager in connection with the expenses of the Investment Manager in defending any action with respect to which damages or equitable relief might be sought against the Investment Manager under this Section (which payments shall be reimbursed to the Trust by the Investment Manager as provided below) if the Trust receives (i) a written affirmation of the Investment Manager's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Manager shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Manager is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Manager for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Manager shall provide a security for such Investment Manager undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Investment Manager ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Manager 60 days' notice (which notice may be waived by the Investment Manager), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Manager on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME MADISON. The Investment Manager has consented to the use by the Trust of the name or identifying word "Madison" in the name of the Trust. Such consent is conditioned upon the employment of the Investment Manager as the investment sub-adviser to the Trust. The names or identifying words "Madison" may be used from time to time in other connections and for other purposes by the Investment Manager and any of its affiliates. The Investment Manager may require the Trust to cease using "Madison" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Manager, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counter parts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                CLAYMORE ADVISORS, LLC

                                By: __________________________________________

                                MADISON ASSET MANAGEMENT, LLC

                                By: __________________________________________

                                MADISON/CLAYMORE COVERED CALL & EQUITY
                                STRATEGY FUND

                                By: __________________________________________

                     OLA FORM OF NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of _________, 2010, among Old Mutual/Claymore Long-Short Fund, a Massachusetts business trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company ("Claymore" or the "Adviser"), and LLC, a Delaware limited liability company ("Analytic" or the "Sub-Adviser").

          WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the trust assets;

          WHEREAS, the investment advisory agreement between the Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Adviser may subcontract investment advisory services with respect to the Trust to one or more sub-adviser(s) pursuant to sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain investment management services to the Trust, as contemplated in the Investment Advisory Agreement;

          WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser with respect to the assets of the Trust as set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In connection with such appointment, the Adviser has or will cause to be furnished (or shall, as such documents become available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:

          (a) The Trust's Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the "Agreement and Declaration of Trust");

          (b) The Trust's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Trust's Board of Trustees (the "Trustees") authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

          (d) The Trust's most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust;

          (e) The Trust's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus");

          (f) The Trust's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information"); and

          (g) The Investment Advisory Agreement.

          2. SERVICES OF THE SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees (the "Board"), the Sub-Adviser shall regularly provide the Trust with investment research, advise management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust's investment objectives, policies, and restrictions as stated in the current Prospectus ad Statement of Additional Information, monitor on a daily basis the investment activities and portfolio holdings of the Trust, shall have full investment discretion to determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and to vote proxies on behalf of the Trust. Subject to the provisions of paragraph 3 hereof, the Sub-Adviser shall place orders for purchases and sales of portfolio securities, options and other investments for the Trust. The Sub-Adviser will keep the Trust and the Adviser informed of developments materially adversely affecting the Trust's portfolio and shall furnish to the Trust all information relevant to such developments. The Sub-Adviser will periodically communicate to the Adviser, at such times as the Adviser may reasonably direct, information concerning the purchase and sale of securities or the Trust's portfolio, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, (v) monitoring on a daily basis the investment activities and portfolio holdings of the Trust, and (vi) such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. At the request of the Adviser, the Sub-Adviser will also, subject to the supervision of the Trust's Board of Trustees, consult with the Adviser as to the overall management of the Trust's assets and the investment polices and practices of the Trust. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees as and when communicated to the Sub-Adviser.

          Subject to the Investment Advisory Agreement among the Trust and the Adviser and subject to the direction and control of the Trust's Board of Trustees, the Adviser has been appointed as the Trust's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Trust and to do or take all related acts, with the power of substitution.

          3. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time (provided that a copy of such amendments have been furnished to the Sub-Adviser); (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Registration Statement on Form N-2 (provided that a copy of such amendments have been furnished to the Sub-Adviser); and (v) any policies, determinations and/or resolutions of the Board or the Adviser as and when communicated to the Sub-Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and the most favorable execution of its orders, except to the extent permitted and described below. In placing orders, the Sub-Adviser will consider the experience and skill of the broker-dealer's securities traders as well as the broker-dealer's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser or the Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and the Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) will maintain books and records with respect to the Trust's portfolio securities transactions and render to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

          (d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) with the prior written approval by the Trust or (ii) where such information is required to be disclosed by applicable law.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will not undertake any activities which, in its reasonable judgment, would be reasonably likely to materially and adversely affect the performance of its obligations under this Agreement.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser, the Sub-Adviser or brokers or dealers affiliated with the Adviser or the Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's and/or the

Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where an investment adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser, the Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's and/or the Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits an investment adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Adviser, the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser and the Adviser.

          7. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Sub-Adviser in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser (and who are not also such affiliated persons of the Adviser).

          8. COMPENSATION.

          (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered hereunder by the Sub-Adviser as such, a monthly fee (the "Sub-Advisory Fee") in arrears at the annual rate equal to 0.50% of the average daily value of the Trust's total managed assets. "Total managed assets" means (i) the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus
          (ii) any additional total assets of the Trust attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls or the issuance of debt securities (together "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the Investment Sub-Advisory Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the

          Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          9. CERTAIN INFORMATION. The Sub-Advisers shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) there is an adverse change in the business or financial position of the Sub-Adviser which would be reasonably likely to have a materially adverse effect on its ability to perform its obligations under this Agreement.

          10. LIMITATION ON LIABILITY.

          (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser, the Adviser or by the Trust (including, without limitation, by reason of the purchase, sale or retention of any investments for the Trust) in connection with the performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from the Sub-Adviser's breach of fiduciary duty with respect to the Sub-Adviser's receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Sub-Adviser in connection with the expenses of the Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Sub-Adviser shall provide a security for such Sub-Adviser undertaking,

          (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Sub-Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Adviser at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust or the Adviser shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust and the Adviser). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME. Old Mutual (US) Holdings, Inc. ("Old Mutual"), an affiliate of the Sub-Adviser, has consented to the use by the Trust of the name or identifying word "Old Mutual" in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the sub-adviser to the Trust. The parties acknowledge that "Old Mutual" and any derivative thereof are and remain the property of the Sub-Adviser or its affiliates and that neither the Sub-Adviser nor such affiliates are hereby granting to any party hereto a license or franchise with respect to the use of such names. The Trust and the Adviser each agrees not to use the name "Analytic" or "Old Mutual" in any sales material without first presenting such document to the Sub-Adviser and/or Old Mutual and obtaining the applicable entity's consent prior to use. It is understood that the names or identifying words "Old Mutual" or "Analytic" and any derivatives thereof may be used from time to time in other connections and for other purposes by the Sub-Adviser and any of its affiliates. Old Mutual may require the Trust to cease using "Old Mutual" in the name of the Trust if the Trust or the Adviser ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as sub-adviser of the Trust. No press release shall be issued with respect to the Trust without the prior consent of Old Mutual and the Sub-Adviser, and the Adviser and the Trust shall consult with Old Mutual and the Sub-Adviser before making any public disclosure that may be required by applicable law.

          16. MISCELLANEOUS.

          (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          (b) The parties hereto are each independent contactors. No party is, nor may any party represent itself as, an employee, agent, representative or partner of the other parties, except to the extent that the Adviser and Sub-Adviser may represent that they act as investment adviser and sub-adviser, respectively, of the Trust. This Agreement is not intended to create an association, joint venture, or partnership between the parties, or to impose any partnership liability upon any party, and each party hereby disclaims any such liability.

          17. COUNTERPARTS. This Agreement may be executed in counter parts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                CLAYMORE ADVISORS, LLC

                                By: __________________________________________
                                    Name:
                                    Title:

                                ANALYTIC INVESTORS, INC.

                                By: __________________________________________
                                    Name:
                                    Title:

                                OLD MUTUAL/CLAYMORE LONG-SHORT FUND

                                By: __________________________________________
                                    Name:
                                    Title:

                  TYW FORM OF TS&W NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of __________________, 2010, among TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser"), and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company ("TS&W" or the "Sub-Adviser").

          WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

          WHEREAS, the investment advisory agreement between the Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Adviser may subcontract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services with respect to that portion of the Trust's assets (the "Trust Assets") allocated at any time and from time to time to the Equity and Income Securities Portfolio (as described in the Trust's Prospectus for common shares dated April 27, 2004) and including the proportionate share of such Trust Assets attributable to the proceeds from any preferred shares or other form of financial leverage of the Trust that may be outstanding, but minus the sum of the proportionate share of the Trust's accrued liabilities (other than the proportionate share of the Trust's aggregate indebtedness constituting financial leverage) (such portion of the Trust Assets so allocated, the "Equity and Income Assets"). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For purposes of this Agreement, the total assets of the Trust shall be calculated in the same manner as set forth in the Investment Advisory Agreement;

          WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In connection with such appointment, the Adviser has furnished (or shall, as such documents become available or are amended, promptly furnish) the Sub-Adviser with copies of each of the following:

          (a) The Trust's Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the "Agreement and Declaration of Trust");

          (b) The Trust's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Trust's Board of Trustees (the "Trustees") authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

          (d) The Trust's most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust;

          (e) The Trust's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus"); and

          (f) The Trust's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information"); and

          (g) The Investment Advisory Agreement.

          2. SERVICES OF THE SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, the Sub-Adviser will perform investment advisory services on behalf of the Trust and certain of the day-to-day operations of the Trust associated with such investment advisory services, which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Equity and Income Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Equity and Income Securities Portfolio; (iii) providing investment research and credit analysis concerning the Equity and Income Securities Portfolio; (v) placing orders for purchases and sales of Equity and Income Assets, (vi) maintaining the books and records as are required to support Trust investment operations as they relate to the Equity and Income Securities Portfolio, and (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Equity and Income Securities Portfolio. At the request of the Adviser, the Sub-Adviser will also, subject to the supervision of the Trust's Board of Trustees, consult with the Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) asset allocation decisions and the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith; provided that the Adviser shall be responsible for and make all determinations regarding such matters under and in accordance with the Investment Advisory Agreement. In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments materially adversely affecting the Equity and Income Securities Portfolio and shall furnish to the Trust all information relevant to such developments. The Sub-Adviser will periodically communicate to the Adviser, at such times as the Adviser may reasonably direct, information concerning the purchase and sale of securities for the Equity and Income Securities Portfolio, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected,
(iv) the CUSIP number of the instrument, if any, and (v) such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) applicable to the Equity and Income Securities Portfolio as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees as and when communicated to the Sub-Adviser.

          3. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time (provided that a copy of such amendments have been furnished to the Sub-Adviser); (iv) the investment objective, policies and restrictions of the Trust applicable to the Equity and Income Securities Portfolio as set forth in the Prospectus, as such investment objective, policies and restrictions are amended from time to time (provided that a copy of such amendments have been furnished to the Sub-Adviser); and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Adviser as and when communicated to the Sub-Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and the most favorable execution of its orders, except to the extent permitted and described below. In placing orders, the Sub-Adviser will consider the experience and skill of the broker-dealer's securities traders as well as the broker-dealer's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser or the Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and the Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) will maintain books and records with respect to the Trust's securities transactions with respect to the Equity and Income Securities Portfolio and render to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

          (d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) with the prior written approval by the Trust or
(ii) where such information is required to be disclosed by applicable law.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will not undertake any activities which, in its reasonable judgment, would be reasonably likely to materially and adversely affect the performance of its obligations under this Agreement.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Sub-Adviser or brokers or dealers affiliated with the Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

          7. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Sub-Adviser in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser (and who are not also such affiliated persons of the Adviser).

          8. COMPENSATION. The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered hereunder by the Sub-Adviser as such, a fee, computed and paid monthly in arrears at the annual rate equal to 0.42% of the average daily Equity and Income Assets, determined by taking an average of all of the determinations of such amounts during such month while this Agreement is in effect (the "Sub-Advisory Fee"). For any period less than a month during which this Agreement is in effect, the Sub-

Advisory Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          9. CERTAIN INFORMATION. The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) there is an adverse change in the business or financial position of the Sub-Adviser which would be reasonably likely to have a materially adverse effect on its ability to perform its obligations under this Agreement.

10. LIMITATION ON LIABILITY.

          (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser, the Adviser or by the Trust (including, without limitation, by reason of the purchase, sale or retention of any Equity and Income Asset) in connection with the performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from the Sub-Adviser's breach of fiduciary duty with respect to the Sub-Adviser's receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Sub-Adviser in connection with the expenses of the Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Sub-Adviser shall provide a security for such Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Sub-Adviser ultimately will be found not to be liable under this Section.

          12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Adviser at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust or the Adviser shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust and the Adviser). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          16. USE OF THE NAME TS&W. The Sub-Adviser has consented to the use by the Trust of the name or identifying word "TS&W" in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment sub-adviser to the Trust. The parties acknowledge that "TS&W" and "Thompson, Siegel & Walmsley" and "Thompson, Siegel & Walmsley, Inc." are and remain the property of the Sub-Adviser and that the Sub-Adviser is not hereby granting to any party hereto a license or franchise with respect to the use of such name. The Trust and the Advisor each agrees not to use the name "TS&W" or "Thompson, Siegel & Walmsley" in any sales material without first presenting such document to the Sub-Adviser and obtaining its express consent prior to use. The names or identifying words "TS&W" may be used from time to time in other connections and for other purposes by the Sub-Adviser and any of its affiliates. The Sub-Adviser may require the Trust to cease using "TS&W" in the name of the Trust if the Trust or the Adviser ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. No press release shall be issued with respect to the Trust without the prior consent of Old Mutual Asset Management and the Sub-Adviser, and the Adviser and the Trust shall consult with Old Mutual and the Sub-Adviser before making any public disclosure that may be required by applicable law. No right to the use of the name Old Mutual is granted hereby.

          17. MISCELLANEOUS.

          (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          (b) The parties hereto are each independent contactors. No party is, nor may any party represent itself as, an employee, agent, representative or partner of the other parties, except to the extent that the Adviser and Sub-Adviser may represent that they act as investment adviser and sub-adviser, respectively, of the Trust. This Agreement is not intended to create an association, joint venture, or partnership between the parties, or to impose any partnership liability upon any party, and each party hereby disclaims any such liability.

          18. COUNTERPARTS. This Agreement may be executed in counter parts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                CLAYMORE ADVISORS, LLC

                                By: __________________________________________
                                    Name:
                                    Title:

                                THOMPSON, SIEGEL & WALMSLEY, INC.

                                By: __________________________________________
                                    Name:
                                    Title:

                                TS&W / CLAYMORE TAX-ADVANTAGED
                                BALANCED FUND

                                By: __________________________________________
                                    Name:
                                    Title:

                   TYW FORM OF SMC NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT


          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of ______________________, 2010, among TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser"), and SMC Fixed Income Management, LP, a Delaware limited partnership (the "Sub-Adviser").


          WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

          WHEREAS, the investment advisory agreement between the Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Adviser may subcontract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services with respect to that portion of the Trust's assets (the "Trust Assets") allocated at any time and from time to time to the Municipal Securities Portfolio (as described in the Trust's Prospectus for common shares dated April 27, 2004) and including the proportionate share of such Trust Assets attributable to the proceeds from any preferred shares or other form of financial leverage of the Trust that may be outstanding, but minus the sum of the proportionate share of the Trust's accrued liabilities (other than the proportionate share of the Trust's aggregate indebtedness constituting financial leverage) (such portion of the Trust Assets so allocated, the "Municipal Securities Assets"). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For purposes of this Agreement, the total assets of the Trust shall be calculated in the same manner as set forth in the Investment Advisory Agreement;

          WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. SERVICES OF THE SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, the Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Municipal Securities Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Municipal Securities Portfolio; (iii) providing investment research and credit analysis concerning the Municipal Securities Assets; (v) placing orders for purchases and sales of Municipal Securities Assets, (vi) maintaining the books and records as are required to support Trust investment operations, as they relate to the Municipal Securities Portfolio, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Municipal Securities Portfolio and (vii) voting proxies relating to the Municipal Securities Portfolio's portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser. At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, consult with the Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) asset allocation decisions, the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith; provided that the Adviser shall be responsible for and make all determinations regarding such matters under and in accordance with the Investment Advisory Agreement. In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Municipal Securities Portfolio and shall, on its own initiative, furnish to the Trust all information relevant to such developments. The Sub-Adviser will periodically communicate to the Adviser, at such times as the Adviser may direct, information concerning the purchase and sale of securities for the Municipal Securities Portfolio, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected,
(iv) the CUSIP number of the instrument, if any, and (v) such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions, as currently in effect and as they may be amended or supplemented from time to time (to the extent such amendments are not available to Sub-Advisor at Board meetings or other meetings where Sub-Advisor is, or should reasonably be expected to be, in attendance, written notice of such amendments shall be provided to Sub-Advisor), applicable to the Municipal Securities Portfolio as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees.

          3. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust applicable to the Municipal Securities Portfolio as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Adviser (to the extent such policies, determinations and/or resolutions are not available to Sub-Advisor at Board meetings or other meetings where Sub-Advisor is, or should reasonably be expected to be, in attendance, written notice of such policies, determinations and/or resolutions shall be provided to Sub-Advisor);

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will adhere to the standard of best execution in placing its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser or the Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and the Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law provided that the Advisor shall provide the Sub-Advisor with a schedule of its affiliates and the Trust's affiliates;

          (c) will maintain books and records with respect to the Trust's securities transactions with respect to the Municipal Securities Portfolio and render to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

          (d) will treat confidentially and as proprietary information of the Trust all records and other non-public information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder; provided that the Sub-Advisor may divulge such records to regulators, auditors, its attorneys or as may be required in accordance with applicable law.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will not undertake any activities which will adversely affect the performance of its obligations under this Agreement.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Sub-Adviser or brokers or dealers affiliated with the Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits a Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

          7. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

          8. COMPENSATION.

          (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to 0.30% of the average daily value of the Municipal Securities Assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated by the Advisor pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          9. CERTAIN INFORMATION. The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Sub-Adviser.

          10. LIMITATION ON LIABILITY.

          (a) The Sub-Adviser will not be liable for any loss arising from any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Sub-Adviser in connection with the expenses of the Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Sub-Adviser shall provide a security for such Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Sub-Adviser ultimately will be found not to be liable under this Section.


          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Sub-Adviser 60 days' notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid or on the first day after the electronic confirmation of receipt by the recipient of the notice if sent via email.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME SMC. The Sub-Adviser has consented to the use by the Trust of the name or identifying word "SMC" in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the Sub-Adviser to the Trust. The names or identifying words "SMC" may be used from time to time in other connections and for other purposes by the Sub-Adviser and any of its affiliates. The Sub-Adviser may require the Trust to cease using "SMC" in the name of the Trust if the Trust or the Adviser ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as Sub-Adviser of the Trust.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                CLAYMORE ADVISORS, LLC

                                By: __________________________________________


                                TS&W / CLAYMORE TAX-ADVANTAGED
                                BALANCED FUND

                                By: __________________________________________

                                SMC FIXED INCOME MANAGEMENT, LP

                                By: __________________________________________

          WIW FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT FOR WESTERN


                        INVESTMENT MANAGEMENT AGREEMENT


          This INVESTMENT MANAGEMENT AGREEMENT made this ______ day of , 2010, by and between Claymore Advisors, LLC (the "Advisor"), a Delaware limited liability company, and Western Asset Management Company ("WAM"), a California corporation, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.


          WHEREAS, the Advisor is the adviser of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the "Trust"), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Advisor wishes to retain WAM to provide certain investment advisory services in connection with the Advisor's management of the Trust; and

          WHEREAS, WAM is willing to furnish such services on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

          1 Appointment. The Advisor hereby appoints WAM as investment manager for the Trust for the period and on the terms set forth in this Agreement. WAM accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2 Delivery of Documents. The Advisor has furnished WAM with copies of each of the following:

          (a) The Trust's Agreement and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

          (b) The Trust's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Trust's Board of Trustees (the "Trustees") authorizing the appointment of the Advisor as the adviser and WAM as investment manager and approving the Investment Advisory Agreement between the Advisor and the Trust with respect to the Trust (the "Advisory Agreement") and this Agreement;

          (d) The Trust's most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the

1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

          (e) The Trust's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus"); and

          (f) The Trust's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information").

The Advisor will furnish WAM from time to time with copies of all amendments of or supplements to the foregoing.

          3 Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Advisor, WAM shall as requested by the Advisor regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust's investment objectives, policies, and restrictions as stated in the Trust's current Prospectus and Statement of Additional Information. WAM shall as requested by the Advisor determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust's Declaration and ByLaws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. WAM will as requested by the Advisor place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, WAM shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, WAM, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to WAM in writing, WAM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to WAM or any affiliated person of WAM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if WAM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or WAM's overall responsibilities with respect to the Trust and to other clients of WAM and any affiliated person of WAM as to which WAM or any affiliated person of WAM exercises investment discretion. WAM shall also perform such other functions of management and supervision as may be requested by the Advisor and agreed to by WAM.

          (b) WAM will as requested by the Advisor oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Advisor reasonably may request.

          (c) The Trust hereby agrees with WAM and any investment manager appointed pursuant to paragraph 3(d) below (a "Subadviser") that any entity or person associated with WAM or the Subadviser (or with any affiliated person of WAM or the Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

          (d) WAM may enter into a contract (the "Subadvisory Contract") with one or more investment managers in which WAM delegates to such investment manager or investment managers any or all duties specified in this Section 3. Such Subadvisory Contract must meet all requirements of the 1940 Act and the rules and regulations thereunder.

          4 Services Not Exclusive. WAM's services hereunder are not deemed to be exclusive, and WAM shall be free to render similar services to others. It is understood that persons employed by WAM to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of WAM or any affiliate of WAM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          5 Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WAM hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust's request. WAM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

          6 Expenses. During the term of this Agreement, WAM will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

          7 Compensation. For the services which WAM will render to the Advisor and the Trust under this Agreement, the Advisor shall pay WAM an annual fee, payable on a monthly basis, at the annual rate of 0.27% of the Trust's average weekly assets. "Average Weekly Assets" means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to WAM hereunder shall be paid promptly to WAM by the Advisor following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          8 Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of WAM, or reckless disregard of its obligations and duties hereunder, WAM shall not be subject to any liability to the Advisor, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

          9 Definitions. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          10 Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

                    (a) The Trust may at any time terminate this Agreement by 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and WAM, or

                    (b) If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Advisor or WAM, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the first anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, WAM may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

                    (c) WAM may at any time terminate this Agreement by 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor.

          Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

          11 Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

          12 No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Advisor or WAM.

          13 Non-Exclusive Right. WAM hereby grants to the Trust the nonexclusive right and license to use the mark "Western" (the "Licensed Mark") in the Trust's name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. WAM agrees that it shall receive no compensation for any such use by the Trust. WAM hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word "Western."

          14 Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.


          15 Limitation of Liability. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:                  CLAYMORE ADVISORS, LLC

By:                   By:
   ------------           ------------------------

Attest:                   WESTERN ASSET MANAGEMENT
                          COMPANY

By:                   By:
   ------------           ------------------------

The foregoing is accepted by:

Attest:                    WESTERN ASSET/CLAYMORE INFLATION-
                           LINKED OPPORTUNITIES & INCOME FUND

By:                   By:
   ------------           ------------------------

     WIW FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT FOR WESTERN AFFILIATES


                        INVESTMENT MANAGEMENT AGREEMENT


          This INVESTMENT MANAGEMENT AGREEMENT made this ______ day of _________, 2010, by and among Western Asset Management Company (the "Advisor"), a California corporation, __________ ("Subadviser"), a ___________ organized under ________, and Claymore Advisors, LLC ("Claymore"), a Delaware limited liability company, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.


          WHEREAS, the Advisor and Claymore are each advisers of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the "Trust"), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Advisor wishes to retain Subadviser to provide certain investment advisory services in connection with the Advisor's management of the Trust; and

          WHEREAS, Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

          1 Appointment. The Advisor hereby appoints Subadviser as investment manager for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2 Delivery of Documents. Claymore has furnished Subadviser with copies of each of the following:

          (a) The Trust's Agreement and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

          (b) The Trust's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Trust's Board of Trustees (the "Trustees") authorizing the appointment of Claymore and the Advisor as advisers and Subadviser as investment manager and approving an Investment Advisory Agreement between Claymore and the Trust, an Investment Management Agreement between the Adviser and Claymore with respect to the Trust (the "Western Management Agreement") and this Agreement;

          (d) The Trust's most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

          (e) The Trust's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus"); and

          (f) The Trust's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information").

Claymore will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

          3 Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Advisor, Subadviser shall as requested by the Advisor regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time consistent with the Trust's investment objectives, policies, and restrictions as stated in the Trust's current Prospectus and Statement of Additional Information. Subadviser shall as requested by the Advisor determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust's Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. Subadviser will as requested by the Advisor place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, Subadviser shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, Subadviser, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to Subadviser in writing, Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to Subadviser or any affiliated person of Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Trust and to other clients of Subadviser and any affiliated person of Subadviser as to which Subadviser or any affiliated person of Subadviser exercises investment discretion. Subadviser shall also perform such other functions of management and supervision as may be requested by the Advisor and agreed to by Subadviser.

          (b) Subadviser will as requested by the Advisor oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Advisor reasonably may request.

          (c) The Trust hereby agrees with the Subadviser and with any investment manager appointed pursuant to paragraph 3(d) below (a "Sub-Subadviser") that any entity or person associated with Subadviser or Sub-Subadviser (or with any affiliated person of Subadviser or Sub-Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

          (d) Subadviser may enter into a contract (a "Sub-Subadvisory Contract") with one or more investment managers in which Subadviser delegates to such investment managers any or all duties specified in this Section 3. Such Sub-Subadvisory Contract must meet all requirements of the 1940 Act and the rules and regulations thereunder.

          4 Services Not Exclusive. Subadviser's services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          5 Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust's request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

          6 Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

          7 Compensation. For the services which Subadviser will render to the Advisor and the Trust under this Agreement, the Advisor shall pay Subadviser an annual fee, payable on a monthly basis, at the annual rate of .27% of the Trust's average weekly assets that Subadviser manages. "Average Weekly Assets" means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust's portfolio (whether or not such instruments or transactions are "covered" within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions ("Repurchase Transactions") entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the "Underlying Asset") of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to Subadviser hereunder shall be paid promptly to Subadviser by the Advisor following its receipt of fees from Claymore. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          8 Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of its obligations and duties hereunder, Subadviser shall not be subject to any liability to the Advisor, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

          9 Definitions. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term

"brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          10 Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

                    (a) The Trust may at any time terminate this Agreement by 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and Subadviser, or

                    (b) If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the first anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

                    (c) Subadviser may at any time terminate this Agreement by 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor.

          Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

          11 Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

          12 No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Western Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser.

          13 Non-Exclusive Right. Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark "[NAME OF WESTERN AFFILIATE]" (the "Licensed Mark") in the Trust's name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word "Western Asset."


          14 Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

          15 Limitation of Liability. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:                            WESTERN ASSET MANAGEMENT COMPANY

By:__________________              By:_________________________________


Attest:                            [NAME OF WESTERN AFFILIATE]
By:__________________              By:_________________________________


Attest:                            CLAYMORE ADVISORS, LLC

By:__________________              By:_________________________________

The foregoing is accepted by

Attest:                            WESTERN ASSET/CLAYMORE INFLATION-
                                   LINKED OPPORTUNITIES & INCOME FUND

By:__________________              By:_________________________________

               SUB-ADVISED ETF FORM OF NEW SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

          AGREEMENT, dated as __________, 2010 by and between Claymore Advisors, LLC (the "Investment Adviser"), a Delaware limited liability company having its principal office and place of business at 2455 Corporate West Drive, Lisle, Illinois 60532, and Mellon Capital Management Corporation (the "Sub-Adviser"), a Delaware corporation having its principal office and place of business at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

          WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");


          WHEREAS, the Investment Adviser had entered into an Investment Advisory Agreement dated as of August 16, 2006, as amended as of May 4, 2009 (the "Prior Advisory Agreement"), with Claymore Exchange-Traded Fund Trust (the "Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

          WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

          WHEREAS, the Investment Adviser had previously retained the Sub-Adviser to provide certain investment sub-advisory services to the funds specified in Appendix A hereto, as amended from time to time, each a series of the Trust (each a "Fund" and collectively, the "Funds"), pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser dated as of February 6, 2008, (the "Prior Agreement");

          WHEREAS, the Prior Agreement was terminated as a result of its assignment under the 1940 Act, whereupon the Trust and the Adviser entered into an Interim Investment Advisory Agreement, and the Adviser and the Sub-Adviser entered into an Interim Sub-Advisory Agreement, each dated as of October 14, 2009;

          WHEREAS, the Trust and the Adviser entered into a new Investment Advisory Agreement (the "Advisory Agreement");

          WHEREAS, the Adviser wishes to continue to have the Sub-Adviser furnish certain investment sub-advisory services to each Fund on an ongoing basis; and

          WHEREAS, this Agreement has been approved by the Trust's Board of Trustees in accordance with the provisions of the Investment Company Act, and the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund;

          NOW, THEREFORE, the Investment Adviser and the Sub-Adviser agree as follows:

1.        APPOINTMENT OF THE SUB-ADVISER

          The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, subject to the supervision and oversight of the Investment Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Investment Adviser in any way or otherwise be deemed an agent of the Trust or Investment Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Investment Adviser and the Sub-Adviser.

2.        ACCEPTANCE OF APPOINTMENT

          The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

          The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser.

3.        SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Sub-Adviser will perform certain of the day-to-day operations of the Funds which may include one or more of the following services at the request of the Investment Adviser. As sub- adviser to each Fund, the Sub-Adviser will manage the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund's Prospectus and Statement of Additional Information.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

          i. formulate and implement a continuous investment program and portfolio management compliance and reporting program for each Fund;

          ii. take whatever steps it deems necessary or advisable to implement the investment program for each Fund by arranging for the purchase and sale of securities as appropriate;

          iii. keep the Investment Adviser informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser that would affect the management of the Fund, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Adviser or the Trustees of the Trust, and attend meetings with the Investment Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

          iv. Sub-Adviser shall promptly notify Investment Adviser of securities in a Fund for which fair valuation may be required or of significant events that Sub-Adviser feels may require fair value pricing of all or a portion of a Fund's portfolio, and if requested by Investment Adviser shall provide advice about the fair value of the securities and other investments/assets in the Fund, as necessary provided, however, that the parties acknowledge that the Trust is responsible for any fair value pricing; and

          v. cooperate with and provide reasonable assistance to the Investment Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Investment Adviser, keep all such persons fully informed as to such matters as the Sub-Adviser considers in good faith to be necessary to the performance of their obligations to the Trust and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the then effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be thereafter modified, amended and/or supplemented ("Prospectus and SAI"); (ii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); and (iii) any order or no-action letter of the SEC governing the operation of the Trust. Prior to the commencement of the Sub-Adviser's services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Prospectus and SAI, any order or no-action letter of the SEC governing the operation of the Trust, and any relevant compliance and other policies and procedures that are adopted by the Board of Trustees and agreed upon with the Sub-Adviser. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents and, except as may be required by the Advisers Act or other applicable law or regulation, Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

D. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including maintaining records, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

E. The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund in accordance with applicable federal and state laws and regulations. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall use its best efforts to seek to obtain for the Fund "best execution," considering all of the relevant circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.

F. The Sub-Adviser is not authorized to engage in "soft-dollar" transactions permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), without the express written approval of the Adviser or the Trust's Board of Trustees.

G. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a fair and reasonable result and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Investment Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

H. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser's current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Funds are required by the Investment Company Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust's Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or Investment Adviser may recommend with the concurrence of the Sub-Adviser. The Sub-Adviser shall furnish the services hereunder to the Fund in accordance with this Section 3 and such policies and procedures.

I. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the Investment Company Act and further agrees to surrender promptly to the Trust any records which it so maintains, upon request by the Trust subject to the Sub-Advisers document retention policy.

J. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser's then-current proxy voting policies, converting, tendering, exchanging or redeeming securities.

4.        COMPENSATION OF SUB-ADVISER

          The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder.

          In the event of termination of this Agreement, the fee provided in Appendix B shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

5.        LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, affiliates or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Investment Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Manager

Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust in writing, or the omission of such information, by the Sub-Adviser for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and employees and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust, or the omission of such information by the Sub-Adviser for use therein.

C. A party seeking indemnification hereunder (the "Indemnified Party") shall
(i) provide prompt notice to the other of any claim ("Claim") for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party shall have the right at its own expense to participate in the defense of any Claim, but shall not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification shall not consent to the entry of any judgment or enter any settlement which
(i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D. Notwithstanding anything in this Agreement to the contrary contained herein, neither party shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the other party or the Trust resulting from any event beyond the reasonable control of such party or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

6.        REPRESENTATIONS OF THE INVESTMENT ADVISER

          The Investment Adviser represents, warrants and agrees that:

A. The Advisory Agreement contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the Investment Company Act and Investment Adviser represents that it has the authority to appoint Sub-Adviser.

B. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser is currently in compliance and shall at all times continue to be in material compliance with the requirements imposed upon the Investment Adviser by applicable material law and regulations.

D. The Investment Adviser (i) will be registered as an investment adviser under the Advisers Act prior to the commencement of operation of the Funds and thereafter will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Investment Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund(s) or the Investment Adviser, provided, however, that routine regulatory examinations of the Investment Adviser shall not be required to be reported by this provision and the Investment Adviser shall not be required to notify the Sub-Adviser of events subject to this provision until such time that it notifies its clients.

E. The Investment Adviser acknowledges receipt of Part II of Sub-Adviser's Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

F. The Investment Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.        REPRESENTATIONS OF THE SUB-ADVISER

          The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Investment Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund(s) or the Sub-Adviser, provided, however, that routine regulatory examinations of the Sub-Adviser shall not be required to be reported by this provision and the Sub-

Adviser shall not be required to notify the Fund of events subject to this provision until such time that it notifies its other clients.

B. The Sub-Adviser is currently in compliance and shall at all times continue to be in material compliance with the requirements imposed upon the Sub-Adviser by applicable material law and regulations.

C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, the Sub-Adviser shall permit the Investment Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

D. The Form ADV provided to the Investment Adviser is, as of the date of this Agreement, Sub-Adviser's Form ADV as most recently filed with the SEC and Sub-Adviser will promptly furnish a copy of all amendments to Sub-Adviser's Form ADV to the Investment Adviser on an annual basis. Such amendments shall reflect all material changes in the Sub-Adviser's organizational structure, senior management or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

F. The Sub-Adviser agrees that it will not knowingly refer directly or indirectly to its relationship with the Trust, the Fund(s), the Investment Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Investment Adviser, except as required by rule, regulation or upon the request of a governmental authority.

G. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the Investment Company Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Trust with respect to transactions in Trust assets.

8.        NON-EXCLUSIVITY

          The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.        SUPPLEMENTAL ARRANGEMENTS

          The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.       REGULATION

          The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations and shall promptly provide the Advisor and Trust with copies of such information, reports and materials.

11.       RECORDS

          The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, upon the written request of Investment Adviser, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The parties shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the relevant party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.       DURATION OF AGREEMENT

          This Agreement shall become effective with respect to each Fund as of the date (the "Effective Date") (a) this Agreement has been approved by (i) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of each Fund at the time outstanding and entitled to vote and (b) the Advisory Agreement has become effective pursuant to its terms. This Agreement shall continue in effect for a period more than one year from the Effective Date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Appendix A by agreement of the Investment Adviser and the Sub-Adviser and only after the approval by the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting such approval and, if required under the Investment Company Act, a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

13.       TERMINATION OF AGREEMENT

          This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of such Fund on not more than sixty (60) days written notice to the Investment Adviser and the Sub-Adviser. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days' written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Any "assignment" (as that term is defined in the Investment Company Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the Trust and the Investment Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds named in the Prospectus and/or SAI, or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.

14.       AMENDMENTS TO THE AGREEMENT

          Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all of the Funds of the Trust.

15.       ASSIGNMENT

          The Sub-Adviser shall not assign or transfer its rights and obligations under this Agreement. Any assignment (as that term is defined in the Investment Company Act) of the Agreement shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Trust and the Investment Adviser, if any, arising out of any assignment of this Agreement by Sub-Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.       ENTIRE AGREEMENT

        This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

17.       HEADINGS

          The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.       NOTICES

          All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

                                     For: MELLON CAPITAL
                                          MANAGEMENT
                                          CORPORATION

Attention: Manager of Client Service
50 Fremont Street, Suite 3900
San Francisco, California 94105

                                     For: CLAYMORE ADVISORS, LLC

Attention: General Counsel
2455 Corporate West Drive
Lisle, Illinois 60532

                                     For: CLAYMORE EXCHANGE-
                                          TRADED FUND TRUST AND
                                          CLAYMORE EXCHANGE-
                                          TRADED FUND TRUST 2

Attention: Chief Executive Officer
2455 Corporate West Drive
Lisle, Illinois 60532
                                     With a copy to:
                                     [Investment Adviser]

19.       SEVERABILITY AND SURVIVAL

          Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 11 and 20 shall survive the termination of this Agreement.

20.       TRUST AND SHAREHOLDER LIABILITY

          The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Certificate of Incorporation and agrees that obligations, if any, assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Trustees or any individual Trustee of the Trust.

21.       GOVERNING LAW

          The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

22.       INTERPRETATION

          Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23.       COUNTERPARTS

          This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

CLAYMORE ADVISORS, LLC               MELLON CAPITAL MANAGEMENT
                                     CORPORATION

By:___________________               By:______________________
Name:_________________               Name:____________________
Title:________________               Title:___________________

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Logo
CLAYMORE(SM)
                    PROXY CARD FOR
                    FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------     QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |    about the proxy materials or regarding how to vote your
|                |    shares, please contact our proxy information line
|                |    TOLL-FREE AT 1-866-796-1290. Representatives are available
|                |    Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern
 ----------------     Time.




--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
          Proxy for Special Meeting of Shareholders -- January 12, 2010

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




------------------------------------------
Shareholder sign here               Date



------------------------------------------
Joint owner sign here               Date


   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                                                                CONTROL NUMBER

                                                                 123456789123




     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL
               HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.
--------------------------------------------------------------------------------

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Fund and                [ ]           [ ]             [ ]
Claymore Advisors, LLC.

2.  To approve a new investment sub-advisory agreement among the Fund,                 [ ]           [ ]             [ ]
Claymore Advisors, LLC and Fiduciary Asset Management, LLC.


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)        PROXY CARD FOR
                    MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010
                    SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------    QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |   about the proxy materials or regarding how to vote your
|                |   shares, please contact our proxy information line TOLL-FREE
|                |   AT 1-866-796-1290. Representatives are available Monday
|                |   through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------



--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).



--------------------------------------------
Shareholder sign here               Date



--------------------------------------------
Joint owner sign here               Date


  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                                                                 CONTROL NUMBER

                                                                  123456789123




WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.



--------------------------------------------------------------------------------
Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.




          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Fund and                [ ]           [ ]            [ ]
Claymore Advisors, LLC.

2.  To approve a new investment management agreement among the Fund, Claymore          [ ]           [ ]            [ ]
Advisors, LLC and Madison Asset Management, LLC.


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)        PROXY CARD FOR
                    OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010
                    SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of Old Mutual/Claymore Long-Short Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------    QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |   about the proxy materials or regarding how to vote your
|                |   shares, please contact our proxy information line TOLL-FREE
|                |   AT 1-866-796-1290. Representatives are available Monday
|                |   through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------




--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE OLD MUTUAL/CLAYMORE LONG-SHORT FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


                       OLD MUTUAL/CLAYMORE LONG-SHORT FUND
          Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




------------------------------------------
Shareholder sign here               Date



------------------------------------------
Joint owner sign here               Date



   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                                                                CONTROL NUMBER

                                                                 123456789123




     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL
               HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.
--------------------------------------------------------------------------------


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Fund and                [ ]           [ ]            [ ]
Claymore Advisors, LLC.

2.  To approve a new investment sub-advisory agreement among the Fund,                 [ ]           [ ]            [ ]
Claymore Advisors, LLC and Analytic Investors LLC.


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)
                    PROXY CARD FOR
                    TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------   QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |  about the proxy materials or regarding how to vote your
|                |  shares, please contact our proxy information line TOLL-FREE
|                |  AT 1-866-796-1290. Representatives are available Monday
|                |  through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------




--------------------------------------------------------------------------------
 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE TS&W /
    CLAYMORE TAX-ADVANTAGED BALANCED FUND SHAREHOLDER MEETING TO BE HELD ON
                                JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
          Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




-------------------------------------------
Shareholder sign here               Date



-------------------------------------------
Joint owner sign here               Date



  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                                                  CONTROL NUMBER

                                                                   123456789123




WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.




Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.
--------------------------------------------------------------------------------


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Fund and                [ ]           [ ]            [ ]
Claymore Advisors, LLC.

2. (i) To approve a new investment sub-advisory agreement among the Fund,              [ ]           [ ]            [ ]
Claymore Advisors, LLC and Thompson, Siegel & Walmsley LLC.

2. (ii) To approve a new investment sub-advisory agreement among the Fund,             [ ]           [ ]            [ ]
Claymore Advisors, LLC and SMC Fixed Income Management, LP.


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)

             PROXY CARD FOR
             WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

A special meeting of shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------    QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |   about the proxy materials or regarding how to vote your
|                |   shares, please contact our proxy information line TOLL-FREE
|                |   AT 1-866-796-1290. Representatives are available Monday
|                |   through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------




--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
          Proxy for Special Meeting of Shareholders -- January 12, 2010




PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




-----------------------------------------
Shareholder sign here               Date



-----------------------------------------
Joint owner sign here               Date


   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                                                 CONTROL NUMBER

                                                                  123456789123




     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL
               HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




--------------------------------------------------------------------------------
Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Fund and                [ ]           [ ]            [ ]
Claymore Advisors, LLC.

2.  (i) To approve a new investment management agreement between Claymore              [ ]           [ ]            [ ]
Advisors, LLC and  Western Asset Management Company.

2. (ii) To approve a new investment management agreement among Claymore
Advisors, LLC, Western Asset Management Company and Western Asset Management
Company Pte. Ltd. (Singapore).                                                         [ ]           [ ]            [ ]

2. (iii) To approve a new investment management agreement among Claymore
Advisors, LLC, Western Asset Management Company and Western Asset Management
Company Limited (London).                                                              [ ]           [ ]            [ ]

2. (iv) To approve a new investment management agreement among Claymore
Advisors, LLC, Western Asset Management Company and Western Asset Management
Company Ltd. (Japan).                                                                  [ ]           [ ]            [ ]


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)

                    PROXY CARD FOR
                    [SUB-ADVISED ETF]
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of Claymore__________ETF (the "Fund"), a series of Claymore Exchange-Traded Fund Trust (the "Trust"), will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin
M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------   QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |  about the proxy materials or regarding how to vote your
|                |  shares, please contact our proxy information line TOLL-FREE
|                |  AT 1-866-796-1290. Representatives are available Monday
|                |  through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------



--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CLAYMORE__________ETF SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010


THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                              CLAYMORE__________ETF
          Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




------------------------------------------
Shareholder sign here               Date



------------------------------------------
Joint owner sign here               Date



  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

CLAYMORE__________ETF
                                                                  CONTROL NUMBER

                                                                   123456789123




     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL
               HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




--------------------------------------------------------------------------------
Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO ONE OR MORE PROPOSALS AND THIS PROXY IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL(S). THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.




          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Trust, on               [ ]           [ ]            [ ]
behalf of the Fund, and Claymore Advisors, LLC.

2.  To approve a new investment sub-advisory agreement between Claymore                [ ]           [ ]            [ ]
Advisors, LLC and Mellon Capital Management Corporation.


                              THANK YOU FOR VOTING

Logo
CLAYMORE(SM)

                    PROXY CARD FOR
                    [NON SUB-ADVISED ETF]
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


A special meeting of shareholders of Claymore__________ETF (the "Fund"), a series of Claymore Exchange-Traded Fund Trust [2] (the "Trust"), will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at 11:30 A.M., Central Time (the "Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin
M. Robinson, or their respective designees, each with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ----------------   QUESTIONS ABOUT THIS PROXY? Should you have any questions
|                |  about the proxy materials or regarding how to vote your
|                |  shares, please contact our proxy information line TOLL-FREE
|                |  AT 1-866-796-1290. Representatives are available Monday
|                |  through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
 ----------------




--------------------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CLAYMORE__________ETF SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMORECOMBINED2010.PDF


          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                              CLAYMORE__________ETF
          Proxy for Special Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




------------------------------------------
Shareholder sign here               Date



------------------------------------------
Joint owner sign here               Date


   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

CLAYMORE__________ETF
                                                                  CONTROL NUMBER

                                                                   123456789123




       WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION
             WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

--------------------------------------------------------------------------------

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY WITH RESPECT TO THE PROPOSAL AND THIS PROXY
IS PROPERLY EXECUTED THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER
MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.




          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                                       FOR         AGAINST        ABSTAIN
1.  To approve a new investment advisory agreement between the Trust, on               [ ]           [ ]            [ ]
behalf of the Fund, and Claymore Advisors, LLC.

                              THANK YOU FOR VOTING